                                                                    Exhibit 4.28

                            AESOP FUNDING II L.L.C.,
                                    as Issuer

                                       and

                              The Bank of New York,
                       as Trustee and Series 2001-2 Agent

                              ---------------------

                  AMENDED AND RESTATED SERIES 2001-2 SUPPLEMENT
                            dated as of June 29, 2001

                                       to

                       AMENDED AND RESTATED BASE INDENTURE
                            dated as of July 30, 1997

                              ---------------------

Up to $125,000,000 Series 2001-2 Rental Car Asset Backed Auction Rate Notes, Class A-1

Up to $125,000,000 Series 2001-2 Rental Car Asset Backed Auction Rate Notes, Class A-2

Up to $125,000,000 Series 2001-2 Rental Car Asset Backed Auction Rate Notes, Class A-3

Up to $125,000,000 Series 2001-2 Rental Car Asset Backed Auction Rate Notes, Class A-4

                                TABLE OF CONTENTS
                                                                                                      PAGE
ARTICLE I           DEFINITIONS.........................................................................2

ARTICLE II          ADDITIONAL ISSUANCES OF SERIES 2001-2 NOTES........................................23

         Section 2.1     Procedure for Issuing Additional Auction Rate Notes Amount....................23

         Section 2.2     Optional Redemptions During the Series 2001-2 Revolving Period................27

ARTICLE III         SERIES 2001-2 ALLOCATIONS..........................................................28

         Section 3.1     Establishment of Series 2001-2 Collection Account, Series 2001-2
                         Excess Collection Account and Series 2001-2 Accrued Interest Account..........28

         Section 3.2     Allocations with Respect to the Series 2001-2 Notes...........................28

         Section 3.3     Payment of Note Interest......................................................35

         Section 3.4     Payment of Note Principal.....................................................35

         Section 3.5     Administrator's Failure to Instruct the Trustee to Make a Deposit or Payment..36

         Section 3.6     Series-2001-2 Reserve Account.................................................36

         Section 3.7     Series 2001-2 Distribution Account............................................38

         Section 3.8     Series 2001-2 Interest Rate Caps..............................................39

         Section 3.9     Series 2001-2 Accounts Permitted Investments..................................41

ARTICLE IV          AMORTIZATION EVENTS................................................................43

ARTICLE V           RIGHT TO WAIVE PURCHASE RESTRICTIONS...............................................44

ARTICLE VI          FORM OF SERIES 2001-2 NOTES........................................................46

         Section 6.1     Restricted Global Series 2001-2 Notes.........................................46

ARTICLE VII         GENERAL............................................................................46

         Section 7.1     Optional Redemption...........................................................46

         Section 7.2     Mandatory Redemption..........................................................47

         Section 7.3     Notice of Redemption..........................................................47

         Section 7.4     Exhibits......................................................................47

         Section 7.5     Information...................................................................47

         Section 7.6     Ratification of Base Indenture................................................48

         Section 7.7     Counterparts..................................................................48

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                   PAGE
         Section 7.8  Governing Law.................................................................48

         Section 7.9  Amendments....................................................................48

         Section 7.10 Discharge of Indenture........................................................48

         Section 7.11 Notice to Surety Provider and Rating Agencies.................................48

         Section 7.12 Certain Rights of Surety Provider.............................................48

         Section 7.13 Surety Provider Deemed Noteholder and Secured Party...........................49

         Section 7.14 Capitalization of AFC-II......................................................49

         Section 7.15 Series 2001-2 Required Non-Program Enhancement Percentage.....................49

         Section 7.16 Third Party Beneficiary.......................................................49

         Section 7.17 Prior Notice by Trustee to Surety Provider....................................49

         Section 7.18 Effect of Payments by the Surety Provider; Subrogation........................50

         Section 7.19 Series 2001-2 Demand Notes....................................................51

         Section 7.20 Termination of Supplement.....................................................51

         Section 7.21 Endorsement to Surety Bond....................................................51

Exhibit A:              Form of Restricted Global Series 2001-2 Note

Exhibit B:              [Reserved]

Exhibit C:              Notices

Exhibit D:              Form of Series 2001-2 Demand Note

Exhibit E:              Form of Letter of Credit

Exhibit F:              Form of Lease Payment Deficit Notice

Exhibit G:              Form of Demand Notice

            AMENDED AND RESTATED SERIES 2001-2 SUPPLEMENT, dated as of June 29, 2001 (this "Supplement"), between AESOP FUNDING II L.L.C., a special purpose limited liability company established under the laws of Delaware ("AFC-II"), THE BANK OF NEW YORK, a New York banking corporation as successor in interest to the corporate trust administration of Harris Trust and Savings Bank, as trustee (together with its successors in trust thereunder as provided in the Base Indenture referred to below, the "Trustee"), and THE BANK OF NEW YORK, a New York banking corporation, as agent for the benefit of the Series 2001-2 Noteholders and the Surety Provider (the "Series 2001-2 Agent"), to the Amended and Restated Base Indenture, dated as of July 30, 1997, between AFC-II and the Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the "Base Indenture").

                              PRELIMINARY STATEMENT

            WHEREAS, AFC-II, the Trustee and the Series 2001-2 Agent entered into the Series 2001-2 Supplement dated as of May 17, 2001 (the "Original Series 2001-2 Supplement") pursuant to which the Series 2001-2 Notes were issued;

            WHEREAS, AFC-II desires to amend and restate the Original Series 2001-2 Supplement to replace the amounts required to be on deposit in the Series 2001-2 Reserve Account with one or more demand notes and one or more letters of credit; and

            WHEREAS, the Original Series 2001-2 Supplement may be amended pursuant to Section 7.9 and 7.13 thereof with the consent of the Surety Provider, and the Surety Provider has consented to the amendment of the Original Series 2001-2 Supplement in the form of this Supplement.

            NOW, THEREFORE, the parties hereto agree as follows:

                                   DESIGNATION

            There was created a Series of Notes issued pursuant to the Base Indenture and the Original Series 2001-2 Supplement and such Series of Notes was designated generally as Rental Car Asset Backed Auction Rate Notes, Series 2001-2. The Series 2001-2 Notes were issued in four classes: (i) Series 2001-2 Rental Car Asset Backed Auction Rate Notes, Class A-1, which shall be designated generally as the Class A-1 Notes, (ii) Series 2001-2 Rental Car Asset Backed Auction Rate Notes, Class A-2, which shall be designated generally as the Class A-2 Notes, (iii) Series 2001-2 Rental Car Asset Backed Auction Rate Notes, Class A-3, which shall be designated generally as the Class A-3 Notes and (iv) Series 2001-2 Rental Car Asset Backed Auction Rate Notes, Class A-4, which shall be designated generally as the Class A-4 Notes. The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes are referred to collectively as the "Series 2001-2 Notes".

            The net proceeds from the sale of the Series 2001-2 Notes were, and the net proceeds from any Increase (as defined herein) shall be, deposited in the Collection Account and shall be paid to AFC-II and used to make Loans under the Loan Agreements to the extent that the Borrowers have requested Loans thereunder and Eligible Vehicles are available for acquisition or refinancing thereunder on the date hereof. Any such portion of proceeds not so used to make Loans shall be deemed to be Principal Collections.

            The Series 2001-2 Notes are a non-Segregated Series of Notes (as more fully described in the Base Indenture). Accordingly, all references in this Supplement to "all" Series of Notes (and all references in this Supplement to terms defined in the Base Indenture that contain references to "all" Series of Notes) shall refer to all Series of Notes other than Segregated Series of Notes.

                                    ARTICLE I

                                   DEFINITIONS

            (a) All capitalized terms not otherwise defined herein are defined in the Definitions List attached to the Base Indenture as Schedule I thereto. All Article, Section or Subsection references herein shall refer to Articles, Sections or Subsections of the Base Indenture, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2001-2 Notes and not to any other Series of Notes issued by AFC-II.

            (b) The following words and phrases shall have the following meanings with respect to the Series 2001-2 Notes and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

            "ADDITIONAL AUCTION RATE NOTES" means, with respect to each Class of Series 2001-2 Notes, any additional Series 2001-2 Notes issued or proposed to be issued within such Class after the Series 2001-2 Closing Date.

            "AGENT" means Lehman Brothers Inc. and Salomon Smith Barney Inc., in their capacity as agents under the Distribution Agreement.

            "APPLICABLE PERCENTAGE" means, on any date of determination with respect to the Series 2001-2 Notes of any Class, the percentage determined as set forth below based on the prevailing rating of the Series 2001-2 Notes in effect at the close of business on the Business Day immediately preceding such date of determination:

                  PREVAILING RATING                     APPLICABLE PERCENTAGE

                  "AAA"/"Aaa"                                   1.50%

                  "AA"/"Aa"                                     1.75%

                  "A"/"A"                                       2.25%

                  "BBB"/"Baa"                                   2.45%

                  Below "BBB"/"Baa"                             3.50%

For purposes of this definition, the "prevailing rating" of the Series 2001-2 Notes will be:

            (a) "AAA"/"Aaa", if the Series 2001-2 Notes have a rating of "AAA" by Standard & Poor's and a rating of "Aaa" by Moody's;

            (b) if not "AAA"/ "Aaa", then "AA"/"Aa" if the Series 2001-2 Notes have a rating of "AA-" or better by Standard & Poor's and a rating of "Aa3" or better by Moody's;

            (c) if not "AAA"/ "Aaa" or "AA"/"Aa", then "A"/"A" if the Series 2001-2 Notes have a rating of "A-" or better by Standard & Poor's and a rating of "A3" or better by Moody's;

            (d) if not "AAA"/"Aaa", "AA"/"Aa" or "A"/"A", then "BBB"/"Baa" if the Series 2001-2 Notes have a rating of "BBB-" or better by Standard & Poor's and a rating of "Baa3" or better by Moody's; and

            (e) if not "AAA"/"Aaa", "AA"/"Aa", "A"/"A" or "BBB"/"Baa", then below "BBB"/"Baa", whether or not the Series 2001-2 Notes are rated by any rating agency.

            "AUCTION" means the periodic implementation of the Auction
Procedures.

            "AUCTION AGENT" means the Initial Auction Agent unless and until a Substitute Auction Agent Agreement becomes effective, after which "Auction Agent" shall mean the Substitute Auction Agent.

            "AUCTION AGENT AGREEMENT" means the Initial Auction Agent Agreement unless and until a Substitute Auction Agent Agreement is entered into, after which "Auction Agent Agreement" shall mean such Substitute Auction Agent Agreement.

            "AUCTION AGENT FEE" means the fee payable to the Auction Agent as set forth in Section 6.4(b) of the Auction Agent Agreement.

            "AUCTION DATE" means, with respect to the Series 2001-2 Note of any Class, the Business Day immediately preceding the first day of each Auction Rate Period therefor, other than:

            (a) each Auction Rate Period commencing after the Series 2001-2 Notes of such Class are no longer represented by one or more Global Notes;

            (b) each Auction Rate Period commencing after the occurrence and during the continuance of a Surety Default; or

            (c) any Auction Rate Period commencing less than two Business Days after the cure of a Surety Default.

            "AUCTION PROCEDURES" means the procedures set forth in Appendix A to this Supplement by which each Auction Rate is determined.

            "AUCTION RATE" means, with respect to the Series 2001-2 Notes of any Class and any Auction Rate Period therefor, each per annum rate of interest that results from the implementation of the Auction Procedures, with respect to the Series 2001-2 Notes of such Class on the Auction Date immediately preceding such Auction Rate Period, which rate is determined as described in Section 2.1.1(c)(ii) of the Auction Procedures.

            "AUCTION RATE PERIOD" means, for the Series 2001-2 Notes of any Class, the Initial Auction Rate Period therefor and any Subsequent Auction Rate Period therefor, including any Special Auction Rate Period therefor.

            "BROKER-DEALER" means, each of Lehman Brothers Inc. and Salomon Smith Barney Inc., and each successor or assign permitted pursuant to the terms of the related Broker-Dealer Agreement.

            "BROKER-DEALER AGREEMENT" means, each agreement between the Auction Agent and a Broker-Dealer, and approved by AFC-II, pursuant to which the Broker-Dealer agrees to participate in Auctions as set forth in the Auction Procedures, as from time to time amended or supplemented. Each Broker-Dealer Agreement shall be in substantially the form of the Broker-Dealer Agreement dated as of May 17, 2001, between the Auction Agent and Lehman Brothers Inc.

            "BROKER-DEALER FEE" means the fee payable to each Broker-Dealer as set forth in the related Broker-Dealer Agreement.

            "BUSINESS DAY" means any day other than (i) a Saturday, Sunday or other day on which banks are authorized or required by law to be closed in New York City, New York, or Chicago, Illinois, (ii) a day on which the Auction Agent is authorized or required by law to be closed and (iii) a day on which the New York Stock Exchange is closed.

            "CERTIFICATE OF LEASE DEFICIT DEMAND" means a certificate in the form of ANNEX A to the Series 2001-2 Letters of Credit.

            "CERTIFICATE OF TERMINATION DATE DEMAND" means a certificate in the form of ANNEX D to the Series 2001-2 Letters of Credit.

            "CERTIFICATE OF TERMINATION DEMAND" means a certificate in the form of ANNEX C to the Series 2001-2 Letters of Credit.

            "CERTIFICATE OF UNPAID DEMAND NOTE DEMAND" means a certificate in the form of ANNEX B to the Series 2001-2 Letters of Credit.

            "CLASS A-1 ADJUSTED PERIODIC INTEREST" means (a) for the initial Distribution Date for the Class A-1 Notes, $290,700.00 and (b) for any other Distribution Date for the Class A-1 Notes, the sum of (i) with respect to the Interest Period with respect to the Class A-1 Notes ending on the day preceding such Distribution Date, the sum of an amount equal to the product of (1) the Class A-1 Note Rate for such Interest Period, (2) the Class A-1 Outstanding Principal Amount on the first day of such Interest Period, and (3) a fraction, the numerator of which is the number of days in such Interest Period and the denominator of which is 360, and (ii) an amount equal to the amount of any unpaid Shortfalls with respect to the Class A-1 Notes, as of the preceding Distribution Date for the Class A-1 Notes (together with any accrued interest on such Shortfalls).

            "CLASS A-1 FINAL DISTRIBUTION DATE" means the first Principal Distribution Date with respect to the Class A-1 Notes occurring on or after the First Potential Series 2001-2 Redemption Date occurring in May, 2007.

            "CLASS A-1 INITIAL INVESTED AMOUNT" means the aggregate initial principal amount of the Class A-1 Notes, which is $95,000,000.

            "CLASS A-1 INVESTED AMOUNT" means, when used with respect to any date, an amount equal to the Class A-1 Outstanding Principal Amount PLUS the sum of (a) the aggregate principal amount of any Class A-1 Notes which have been redeemed with the proceeds of a demand on the Surety Bond on or prior to such date and (b) the aggregate principal amount of Class A-1 Notes the redemption of which shall been rescinded for any reason.

            "CLASS A-1 NOTE RATE" means with respect to the initial Interest Period for the Class A-1 Notes, 4.08% per annum, and for any subsequent Interest Period for the Class A-1 Notes, the Auction Rate determined for the Subsequent Auction Rate Period with respect to the Class A-1 Notes in which such Interest Period occurs in accordance with Section 3.2(h) of this Supplement.

            "CLASS A-1 NOTES" means any one of the Series 2001-2 Rental Car Asset Backed Auction Rate Notes, Class A-1, executed by AFC-II and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A hereto. Definitive Class A-1 Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.

            "CLASS A-1 OUTSTANDING PRINCIPAL AMOUNT" means as of any date of determination, an amount equal to the Class A-1 Initial Invested Amount MINUS the aggregate principal amount of Class A-1 Notes which have been redeemed pursuant to Section 7.1 or 7.2 of this Supplement on or prior to such date PLUS the aggregate principal amount of any Additional Class A-1 Notes issued after the Series 2001-2 Closing Date and on or prior to such date.

            "CLASS A-1 PERIODIC INTEREST" means, with respect to any Interest Period for the Class A-1 Notes, an amount equal to the product of (A) the Class A-1 Invested Amount on the first day of such Interest Period, (B) the Class A-1 Note Rate for such Interest Period and (C) the number of days in such Interest Period divided by 360.

            "CLASS A-1 RESTRICTED GLOBAL NOTE" has the meaning specified in
Article VI of this Supplement.

            "CLASS A-2 ADJUSTED PERIODIC INTEREST" means (a) for the initial Distribution Date for the Class A-2 Notes, $22,666.67 and (b) for any other Distribution Date for the Class A-2 Notes, the sum of (i) with respect to the Interest Period with respect to the Class A-2 Notes ending on the day preceding such Distribution Date, the sum of an amount equal to the product of (1) the Class A-2 Note Rate for such Interest Period, (2) the Class A-2 Outstanding Principal Amount on the first day of such Interest Period, and (3) a fraction, the numerator of which is the number of days in such Interest Period and the denominator of which is 360, and (ii) an amount equal to the amount of any unpaid Shortfalls with respect to the Class A-2 Notes, as of the preceding Distribution Date for the Class A-2 Notes (together with any accrued interest on such Shortfalls).

            "CLASS A-2 FINAL DISTRIBUTION DATE" means the first Principal Distribution Date with respect to the Class A-2 Notes occurring on or after the First Potential Series 2001-2 Redemption Date occurring in May, 2007.

            "CLASS A-2 INITIAL INVESTED AMOUNT" means the aggregate initial principal amount of the Class A-2 Notes, which is $10,000,000.

            "CLASS A-2 INVESTED AMOUNT" means, when used with respect to any date, an amount equal to the Class A-2 Outstanding Principal Amount PLUS the sum of (a) the aggregate principal amount of any Class A-2 Notes which have been redeemed with the proceeds of a demand on the Surety Bond on or prior to such date and (b) the aggregate principal amount of Class A-2 Notes the redemption of which shall been rescinded for any reason.

            "CLASS A-2 NOTE RATE" means with respect to the initial Interest Period for the Class A-2 Notes, 4.08% per annum, and for any subsequent Interest Period for the Class A-2 Notes, the Auction Rate determined for the Subsequent Auction Rate Period with respect to the Class A-2 Notes in which such Interest Period occurs in accordance with Section 3.2(h) of this Supplement.

            "CLASS A-2 NOTES" means any one of the Series 2001-2 Rental Car Asset Backed Auction Rate Notes, Class A-2, executed by AFC-II and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A hereto. Class A-2 Definitive Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.

            "CLASS A-2 OUTSTANDING PRINCIPAL AMOUNT" means as of any date of determination, an amount equal to the Class A-2 Initial Invested Amount MINUS the aggregate principal amount of Class A-2 Notes which have been redeemed pursuant to Section 7.1 or 7.2 of this Supplement on or prior to such date PLUS the aggregate principal amount of any Additional Class A-2 Notes issued after the Series 2001-2 Closing Date and on or prior to such date.

            "CLASS A-2 PERIODIC INTEREST" means, with respect to any Interest Period for the Class A-2 Notes, an amount equal to the product of (A) the Class A-2 Invested Amount on the first day of such Interest Period, (B) the Class A-2 Note Rate for such Interest Period and (C) the number of days in such Interest Period divided by 360.

            "CLASS A-2 RESTRICTED GLOBAL NOTE" has the meaning specified in
Article VI of this Supplement.

            "CLASS A-3 ADJUSTED PERIODIC INTEREST" means (a) for the initial Distribution Date for the Class A-3 Notes, $38,533.33 and (b) for any other Distribution Date for the Class A-3 Notes, the sum of (i) with respect to the Interest Period with respect to the Class A-3 Notes ending on the day preceding such Distribution Date, the sum of an amount equal to the product of (1) the Class A-3 Note Rate for such Interest Period, (2) the Class A-3 Outstanding Principal Amount on the first day of such Interest Period, and (3) a fraction, the numerator of which is the number of days in such Interest Period and the denominator of which is 360, and (ii) an amount equal to the amount of any unpaid Shortfalls with respect to the Class A-3 Notes, as of the preceding Distribution Date for the Class A-3 Notes (together with any accrued interest on such Shortfalls).

            "CLASS A-3 FINAL DISTRIBUTION DATE" means the first Principal Distribution Date with respect to the Class A-3 Notes occurring on or after the First Potential Series 2001-2 Redemption Date occurring in May, 2007.

            "CLASS A-3 INITIAL INVESTED AMOUNT" means the aggregate initial principal amount of the Class A-3 Notes, which is $10,000,000.

            "CLASS A-3 INVESTED AMOUNT" means when used with respect to any date, an amount equal to the Class A-3 Outstanding Principal Amount PLUS the sum of (a) the aggregate principal amount of any Class A-3 Notes which have been redeemed with the proceeds of a demand on the Surety Bond on or prior to such date and (b) the aggregate principal amount of Class A-3 Notes the redemption of which shall been rescinded for any reason.

            "CLASS A-3 NOTE RATE" means with respect to the initial Interest Period for the Class A-3 Notes, 4.08% per annum, and for any subsequent Interest Period for the Class A-3 Notes, the Auction Rate determined for the Subsequent Auction Rate Period with respect to the Class A-3 Notes in which such Interest Period occurs in accordance with Section 3.2(h) of this Supplement.

            "CLASS A-3 NOTES" means any one of the Series 2001-2 Rental Car Asset Backed Auction Rate Notes, Class A-3, executed by AFC-II and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A hereto. Definitive Class A-3 Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.

            "CLASS A-3 OUTSTANDING PRINCIPAL AMOUNT" means as of any date of determination, an amount equal to the Class A-3 Initial Invested Amount MINUS the aggregate principal amount of Class A-3 Notes which have been redeemed pursuant to Section 7.1 or 7.2 of this Supplement on or prior to such date PLUS the aggregate principal amount of any Additional Class A-3 Notes issued after the Series 2001-2 Closing Date and on or prior to such date.

            "CLASS A-3 PERIODIC INTEREST" means, with respect to any Interest Period for the Class A-3 Notes, an amount equal to the product of (A) the Class A-3 Invested Amount on the first day of such Interest Period, (B) the Class A-3 Note Rate for such Interest Period and (C) the number of days in such Interest Period divided by 360.

            "CLASS A-3 RESTRICTED GLOBAL NOTE" has the meaning specified in
Article VI of this Supplement.

            "CLASS A-4 ADJUSTED PERIODIC INTEREST" means (a) for the initial Distribution Date for the Class A-4 Notes, $46,466.67 and (b) for any other Distribution Date for the Class A-4 Notes, the sum of (i) with respect to the Interest Period with respect to the Class A-4 Notes ending on the day preceding such Distribution Date, the sum of an amount equal to the product of (1) the Class A-4 Note Rate for such Interest Period, (2) the Class A-4 Outstanding Principal Amount on the first day of such Interest Period, and (3) a fraction, the numerator of which is the number of days in such Interest Period and the denominator of which is 360, and (ii) an amount equal to the amount of any unpaid Shortfalls with respect to the Class A-4 Notes, as of the preceding Distribution Date for the Class A-4 Notes (together with any accrued interest on such Shortfalls).

            "CLASS A-4 FINAL DISTRIBUTION DATE" means the first Principal Distribution Date with respect to the Class A-4 Notes occurring on or after the First Potential Series 2001-2 Redemption Date occurring in May, 2007.

            "CLASS A-4 INITIAL INVESTED AMOUNT" means the aggregate initial principal amount of the Class A-4 Notes, which is $10,000,000.

            "CLASS A-4 INVESTED AMOUNT" means when used with respect to any date, an amount equal to the Class A-4 Outstanding Principal Amount PLUS the sum of (a) the aggregate principal amount of any Class A-4 Notes which have been redeemed with the proceeds of a demand on the Surety Bond on or prior to such date and (b) the aggregate principal amount of Class A-4 Notes the redemption of which shall been rescinded for any reason.

            "CLASS A-4 NOTE RATE" means with respect to the initial Interest Period for the Class A-4 Notes, 4.08% per annum, and for any subsequent Interest Period for the Class A-4 Notes, the Auction Rate determined for the Subsequent Auction Rate Period with respect to the Class A-4 Notes in which such Interest Period occurs in accordance with Section 3.2(h) of this Supplement.

            "CLASS A-4 NOTES" means any one of the Series 2001-2 Rental Car Asset Backed Auction Rate Notes, Class A-4, executed by AFC-II and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A hereto. Definitive Class A-4 Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.

            "CLASS A-4 OUTSTANDING PRINCIPAL AMOUNT" means as of any date of determination, an amount equal to the Class A-4 Initial Invested Amount MINUS the aggregate principal amount of Class A-4 Notes which have been redeemed pursuant to Section 7.1 or 7.2 of this Supplement on or prior to such date PLUS the aggregate principal amount of any Additional Class A-4 Notes issued after the Series 2001-2 Closing Date and on or prior to such date.

            "CLASS A-4 PERIODIC INTEREST" means, with respect to any Interest Period for the Class A-4 Notes, an amount equal to the product of (A) the Class A-4 Invested Amount on the first day of such Interest Period, (B) the Class A-4 Note Rate for such Interest Period and (C) the number of days in such Interest Period divided by 360.

            "CLASS A-4 RESTRICTED GLOBAL NOTE" has the meaning specified in
Article VI of this Supplement.

            "DEMAND NOTE ISSUER" means each issuer of a Series 2001-2 Demand
Note.

            "DETERMINATION DATE" means five days prior to each Program Distribution Date.

            "DISBURSEMENT" shall mean any Lease Deficit Disbursement, any Unpaid Demand Note Disbursement, any Termination Disbursement or any Termination Date Disbursement under a Series 2001-2 Letter of Credit, or any combination thereof, as the context may require.

            "DISTRIBUTION AGREEMENT" means the Distribution Agreement, dated May 17, 2001, among AFC-II, ARAC, AGH, Salomon Smith Barney Inc. and Lehman Brothers Inc., pursuant to which Lehman Brothers Inc. and Salomon Smith Barney Inc. will agree, subject to the terms and conditions thereof, to solicit bids to purchase Additional Auction Rate Notes.

            "DISTRIBUTION DATE" with respect to the Series 2001-2 Notes of each Class has the meaning set forth in Section 3.2(f) of this Supplement.

            "DISTRIBUTION DATE STATEMENT" means the statement to be provided to the Trustee pursuant to Section 7.5(a) of this Supplement.

            "EXISTING NOTEHOLDER" of the Series 2001-2 Notes of any Class means a Person who has signed and delivered to a Broker-Dealer a Purchaser's Letter and is listed as the beneficial owner of the Series 2001-2 Notes of such Class in the Existing Noteholder Registry of such Class.

            "EXISTING NOTEHOLDER REGISTRY" means the register in respect of the Series 2001-2 Notes maintained by the Auction Agent pursuant to Section 2.2(c) of the Auction Agent Agreement.

            "EXCESS COLLECTIONS" has the meaning specified in Section 3.3(g)(i) of this Supplement.

            "FIRST POTENTIAL SERIES 2001-2 REDEMPTION DATE" means the fifth Business Day after the Determination Date in each calendar month.

            "GLOBAL NOTES" means, the Class A-1 Restricted Global Notes, the Class A-2 Restricted Global Notes, the Class A-3 Restricted Global Notes and/or the Class A-4 Restricted Global Notes, as applicable.

            "HIGHEST SERIES 2001-2 INVESTED AMOUNT" shall mean, on any date of determination, the highest Series 2001-2 Invested Amount at any time prior to such date of determination.

            "INCREASE" has the meaning set forth in Section 2.1(a) of this Supplement.

            "INITIAL AUCTION AGENT" means The Bank of New York, a New York banking corporation, and its successors and assigns.

            "INITIAL AUCTION AGENT AGREEMENT" means the Auction Agent Agreement, dated as of May 17, 2001, between AFC-II and the Initial Auction Agent, including any amendment thereof or supplement thereto.

            "INITIAL AUCTION RATE PERIOD" means, for any Class of Series 2001-2 Notes, the period from and including the Series 2001-2 Closing Date to but excluding the Initial Distribution Date with respect to such Class of Series 2001-2 Notes.

            "INITIAL DISTRIBUTION DATE" means (i) with respect to the Class A-1 Notes, June 13, 2001, (ii) with respect to the Class A-2 Notes, June 6, 2001,
(iii) with respect to the Class A-3 Notes, June 20, 2001, and (iv) with respect to the Class A-4 Notes, June 27, 2001.

            "INITIAL INTEREST PERIOD" means, for any Class of Series 2001-2 Notes, the period from and including the Series 2001-2 Closing Date to but excluding the Initial Distribution Date with respect to such Class of Series 2001-2 Notes.

            "INITIAL RAPID PRINCIPAL DETERMINATION DATE" has the meaning specified in Section 3.5(a) of this Supplement.

            "INSURANCE AGREEMENT" means the Insurance Agreement, dated as of May 17, 2001, among the Surety Provider, the Trustee and AFC-II, which shall constitute an "Enhancement Agreement" with respect to the Series 2001-2 Notes for all purposes under the Indenture.

            "INSURED PRINCIPAL DEFICIT AMOUNT" means with respect to any Program Distribution Date, next succeeding each Determination Date, the excess, if any, of (a) the Series 2001-2 Outstanding Principal Amount on such Program Distribution Date over (b) the sum of the Series 2001-2 Available Reserve Account Amount on such Program Distribution Date, the Series 2001-2 AESOP I Operating Lease Loan Agreement Borrowing Base and the amount on deposit in the Series 2001-2 Excess Collection Account and the Series 2001-2 Distribution Account and set aside for application to a redemption of Series 2001-2 Notes of any Class pursuant to Section 7.1 or 7.2 of this Supplement on such Program Distribution Date.

            "INTEREST PERIOD" means for any Class of Series 2001-2 Notes, the period from and including one Distribution Date with respect to such Class of Series 2001-2 Notes to but excluding the next succeeding Distribution Date with respect to such Class of Series 2001-2 Notes.

            "INTEREST RATE CAP COUNTERPARTY" shall mean AFC-II's counterparty under a Series 2001-2 Interest Rate Cap.

            "INTEREST REPORTING PERIOD" has the meaning specified in Section 7.5 of this Supplement.

            "INVESTED AMOUNT" means, as of any date of determination, the Class A-1 Invested Amount, the Class A-2 Invested Amount, the Class A-3 Invested Amount or the Class A-4 Invested Amount, as the context may require, as of such date of determination.

            "LEASE DEFICIT DISBURSEMENT" means an amount drawn under a Series 2001-2 Letter of Credit pursuant to a Certificate of Lease Deficit Demand.

            "LIBOR" means, on any date of determination for any Auction Rate
Period:

            (a) subject to clause (b) below,

                  (i) for any Standard Auction Rate Period or Special Auction Rate Period of fewer than 49 Rate Period Days, such rate for deposits in U.S. dollars for a one-month period on such date, or if such date is not a date on which dealings in U.S. dollars are transacted in the London interbank market, then on the next preceding day on which such dealings were transacted in such market;

                  (ii) for any Special Auction Rate Period of 49 or more but fewer than 70 Rate Period Days, such rates for deposits in U.S. dollars for a two-month period on such date, or if such date is not a date on which dealings in U.S. dollars are transacted in the London interbank market, then on the next preceding day on which such dealings were transacted in such market;

                  (iii) for any Special Auction Rate Period of 70 or more but fewer than 85 Rate Period Days, the arithmetic average of such rates for deposits in U.S. dollars for two and three-month periods on such date, or if such date is not a date on which dealings in U.S. dollars are transacted in the London interbank market, then on the next preceding day on which such dealings were transacted in such market;

                  (iv) for any Special Auction Rate Period of 85 or more but fewer than 120 Rate Period Days, such rate for deposits in U.S. dollars for a three-month period on such date, or if such date is not a date on which dealings in U.S. dollars are transacted in the London interbank market, then on the next preceding day on which such dealings were transacted in such market;

                  (v) for any Special Auction Rate Period of 120 or more but fewer than 148 Rate Period Days, the arithmetic average of such rates for deposits in U.S. dollars for three and six-month periods on such date, or if such date is not a date on which dealings in U.S. dollars are transacted in the London interbank market, then on the next preceding day on which such dealings were transacted in such market;

                  (vi) for any Special Auction Rate Period of 148 or more but fewer than 176 Rate Period Days, such rate for deposits in U.S. dollars for a six-month period on such date, or if such date is not a date on which dealings in U.S. dollars are transacted in the London interbank market, then on the next preceding day on which such dealings were transacted in such market; or

            (b) If on any date of determination (i) no rate appears on the Telerate Page 3750 as specified in clause (a) above, the arithmetic average of the offered quotations of four major banks in the London interbank market, selected by the Auction

Agent, for deposits in U.S. dollars for the respective periods specified in clause (a) above to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such date and in a principal amount of not less than $1,000,000 that is representative of a single transaction in such market at such time, unless fewer than two such quotations are provided, in which case, the arithmetic average of the rates quoted at approximately 11:00 a.m., New York City time, on the date next preceding such date by three major banks in New York City selected by the Auction Agent for loans in U.S. dollars to leading European banks in a principal amount equal to an amount of not less than $1,000,000 that is representative of a single transaction in such market at such time.

            "MAXIMUM AUCTION RATE" means on any date of determination for any Auction Rate Period for the Series 2001-2 Notes of any Class the interest rate per annum equal to the lower of:

            (a) the sum of LIBOR for a Standard Auction Rate Period for the Series 2001-2 Notes of such Class on such date plus the Applicable Percentage, unless such Auction Rate Period is proposed to be a Special Auction Rate Period pursuant to
                  Section 3.12 of this Supplement, in which case, the sum of the Applicable Percentage on such date and LIBOR for such Special Auction Rate Period; and

            (b)   the maximum rate on such date permitted by applicable law.

            "MOODY'S" means Moody's Investors Service.

            "MOODY'S QUALIFIED INTEREST RATE CAP COUNTERPARTY" shall mean (i) at the time of entering into the related Series 2001-2 Interest Rate Cap, a bank or other financial institution having a short-term senior unsecured debt rating of at least "P-1" from Moody's or having a long-term senior unsecured debt rating of at least "A1" from Moody's and (ii) at any other time, (A) a bank or other financial institution having a short-term unsecured senior debt rating of at least "P-1" from Moody's or having a long-term unsecured senior debt rating of at least "A1" from Moody's or (B) a bank or other financial institution without either a short-term unsecured senior debt rating of at least "P-1" from Moody's or a long-term unsecured senior debt rating of at least "A1" from Moody's who fully collateralized its obligations under the related Series 2001-2 Interest Rate Cap; PROVIDED that at no time shall a bank or other financial institution with a long-term unsecured senior debt rating which has been withdrawn or is less than "A2" from Moody's be a Moody's Qualified Interest Rate Cap Counterparty.

            "NOTE RATE" means, with respect to the Series 2001-2 Notes of any Class, the Class A-1 Note Rate, the Class A-2 Note Rate, the Class A-3 Note Rate or the Class A-4 Note Rate, as applicable.

            "OVERDUE RATE" as of the first day of any Subsequent Auction Rate Period means the Maximum Auction Rate for such Subsequent Auction Period calculated on the basis that the Series 2001-2 Notes are assumed to be rated below "Baa3" by Moody's and below "BBB-" by Standard & Poor's.

            "PRE-PREFERENCE PERIOD DEMAND NOTE PAYMENTS" means, as of any date of determination, the aggregate amount of all proceeds of demands made on the Series 2001-2 Demand Notes included in the Series 2001-2 Demand Note Payment Amount as of the Series 2001-2 Letter of Credit Termination Date that were paid by the Demand Note Issuers more than one year before such date of determination; PROVIDED, HOWEVER, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to a Demand Note issuer occurs during such one year period, (x) the Pre-Preference Period Demand Note Payments as of any date during the period from and including the date of the occurrence of such Event of Bankruptcy to and including the conclusion or dismissal of the proceedings giving rise to such Event of Bankruptcy without continuing jurisdiction by the court in such proceedings shall equal the Pre-Preference Period Demand Note Payments as of the date of such occurrence for all Demand
Note Issuers and (y) the Pre-Preference Period Demand Note Payments as of any date after the conclusion or dismissal of such proceedings shall equal the Series 2001-2 Demand Note Payment Amount as of the date of the conclusion or dismissal of such proceedings.

            "PRINCIPAL DEFICIT AMOUNT" means, with respect to any Distribution Date, the excess, if any, of (a) the Series 2001-2 Invested Amount on such Distribution Date (after giving effect to the distribution of the Monthly Total Principal Allocation for the Related Month) over (b) the sum of the Series 2001-2 Liquidity Amount (calculated after giving effect to any withdrawals or draws on such Distribution Date) on such Distribution Date and the Series 2001-2 AESOP I Operating Lease Loan Agreement Borrowing Base on such Distribution Date.

            "PRINCIPAL DISTRIBUTION DATE" means, with respect to the Series 2001-2 Notes of any Class, each Distribution Date with respect to such Class of Series 2001-2 Notes falling on the day after the last day of each Auction Rate Period for such Class of Series 2001-2 Notes.

            "PRINCIPAL REPORTING PERIOD" has the meaning specified in Section
7.5 of this Supplement.

            "PRO RATA SHARE" means, with respect to any Series 2001-2 Letter of Credit Provider as of any date, the fraction (expressed as a percentage) obtained by dividing (A) the available amount under such Series 2001-2 Letter of Credit Provider's Series 2001-2 Letter of Credit as of such date by (B) an amount equal to the aggregate available amount under all Series 2001-2 Letters of Credit as of such date; PROVIDED, that only for purposes of calculating the Pro Rata Share with respect to any Series 2001-2 Letter of Credit Provider as of any date, if such Series 2001-2 Letter of Credit Provider has not complied with its obligation to pay the Trustee the amount of any draw under its Series 2001-2 Letter of Credit made prior to such date, the available amount under such Series 2001-2 Letter of Credit Provider's Series 2001-2 Letter of Credit as of such date shall be treated as reduced (for calculation purposes only) by the amount of such unpaid demand and shall not be reinstated for purposes of such calculation unless and until the date as of which such Series 2001-2 Letter of Credit Provider has paid such amount to the Trustee and been reimbursed by the Lessee or the applicable Demand Note Issuer, as the case may be, for such amount (PROVIDED that the foregoing calculation shall not in any manner reduce the undersigned's actual liability in respect of any failure to pay any demand under its Series 2001-2 Letter of Credit).

            "PROGRAM DISTRIBUTION DATE" means, the twentieth day of each calendar month, or if such day is not a Business Day, the next succeeding Business Day.

            "PURCHASER'S LETTER" means a letter addressed and delivered to AFC-II, the Trustee, the Broker-Dealer, the Agent, and each other Person required by the Broker-Dealer Agreement in substantially the form set forth in Exhibit E to the Broker-Dealer Agreement.

            "QUALIFIED INTEREST RATE CAP COUNTERPARTY" means a counterparty to a Series 2001-2 Interest Rate Cap who (i) is an S&P Qualified Interest Rate Cap Counterparty, (ii) is a Moody's Qualified Interest Rate Cap Counterparty and
(iii) is a Surety Provider Qualified Interest Rate Cap Counterparty.

            "RATE PERIOD DAYS" means for any Auction Rate Period or Interest Period the actual number of days that would constitute such Auction Rate Period or Interest Period but for the application of Section 3.12(b) of this Supplement.

            "RECORD DATE" means, with respect to the Series 2001-2 Note of any Class, one Business Day prior to each Auction Date with respect to such Class of Series 2001-2 Notes.

            "REQUISITE NOTEHOLDERS" means Series 2001-2 Noteholders holding more than 50% of the Series 2001-2 Invested Amount.

            "S&P QUALIFIED INTEREST RATE CAP COUNTERPARTY" shall mean a bank or other financial institution, which has a short-term senior and unsecured debt rating of at least "A-1" and a long-term senior and unsecured rating of at least "A+", in each case, from Standard & Poor's, or is otherwise approved by Standard & Poor's.

            "SERIES 1997-1 NOTES" means the Series of Notes designated as the Series 1997-1 Notes.

            "SERIES 1997-2 SUPPLEMENT" means the supplement to the Base Indenture authorizing the issuance of the Series of Notes designated as the Series 1997-2 Notes.

            "SERIES 1998-1 NOTES" means the Series of Notes designated as the Series 1998-1 Notes.

            "SERIES 2000-1 NOTES" means the Series of Notes designated as the Series 2000-1 Notes.

            "SERIES 2000-2 NOTES" means the Series of Notes designated as the Series 2000-2 Notes.

            "SERIES 2000-3 NOTES" means the Series of Notes designated as the Series 2000-3 Notes.

            "SERIES 2000-4 NOTES" means the Series of Notes designated as the Series 2000-4 Notes.

            "SERIES 2001-1 NOTES" means the Series of Notes designated as the Series 2001-1 Notes.

            "SERIES 2001-2 ACCOUNTS" shall mean each of the Series 2001-2 Distribution Account, the Series 2001-2 Reserve Account, the Series 2001-2 Collection Account, the Series 2001-2 Excess Collection Account and the Series 2001-2 Accrued Interest Account.

            "SERIES 2001-2 ACCRUED INTEREST ACCOUNT" has the meaning specified in Section 3.1(b) of this Supplement.

            "SERIES 2001-2 AESOP I OPERATING LEASE LOAN AGREEMENT BORROWING BASE" means, as of any date of determination, the product of (a) the Series 2001-2 AESOP I Operating Lease Vehicle Percentage as of such date and (b) the AESOP I Operating Lease Loan Agreement Borrowing Base as of such date.

            "SERIES 2001-2 AESOP I OPERATING LEASE VEHICLE PERCENTAGE" means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the Series 2001-2 Required AESOP I Operating Lease Vehicle Amount as of such date and the denominator of which is the sum of the Required AESOP I Operating Lease Vehicle Amounts for all Series of Notes as of such date.

            "SERIES 2001-2 AVAILABLE CASH COLLATERAL ACCOUNT AMOUNT" means, as of any date of determination, the amount on deposit in the Series 2001-2 Cash Collateral Account (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date).

            "SERIES 2001-2 AGENT" has the meaning specified in the first paragraph of this Supplement.

            "SERIES-2001-2 AVAILABLE RESERVE ACCOUNT AMOUNT" means, as of any date of determination, the amount on deposit in the Series 2001-2 Reserve Account (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date).

            "SERIES 2001-2 CASH COLLATERAL ACCOUNT" has the meaning specified in
SECTION 3.8(f) of this Supplement.

            "SERIES 2001-2 CASH COLLATERAL ACCOUNT COLLATERAL" has the meaning specified in SECTION 3.8(a) of this Supplement.

            "SERIES 2001-2 CASH COLLATERAL ACCOUNT SURPLUS" means, with respect to any Distribution Date, the lesser of (a) the Series 2001-2 Available Cash Collateral Account Amount and (b) the lesser of (A) the excess, if any, of the Series 2001-2 Liquidity Amount over the Series 2001-2 Required Liquidity Amount on such Distribution Date (after giving effect to any withdrawal from the Series 2001-2 Reserve Account on such Distribution Date) and (B) the access, if any, of the Series 2001-2 Required Enhancement Amount over the Series 2001-2 Enhancement Amount on such Distribution Date (after giving affect to any withdrawal from the Series 2001-2 Reserve Account on such Distribution Date); PROVIDED, HOWEVER that, on any date after the Series 2001-2 Letter of Credit Termination Date, the Series 2001-2 Cash Collateral Account Surplus shall mean the excess, if any, of
(x) the Series 2001-2 Available Cash Collateral Account Amount over (y) the Series 2001-2 Demand Note Payment Amount MINUS the Pre-Preference Period Demand Note Payments as of such date.

            "SERIES 2001-2 CASH COLLATERAL PERCENTAGE" means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Series 2001-2 Available Cash Collateral Amount as of such date and the denominator of which is the Series 2001-2 Letter of Credit Liquidity Amount as of such date.

            "SERIES 2001-2 CLASS PERCENTAGE" means in respect of the Series 2001-2 Notes of any Class, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the Series 2001-2 Invested Amount in respect of the Series 2001-2 Notes of such Class as of such date and the denominator of which is the sum of the aggregate Invested Amount of each Series of Notes outstanding as of such date.

            "SERIES 2001-2 CLOSING DATE" means May 17, 2001.

            "SERIES 2001-2 COLLATERAL" means the Collateral, each Series 2001-2 Letter of Credit, each Series 2001-2 Demand Note, the Series 2001-2 Distribution Account Collateral, the Series 2001-2 Interest Rate Cap Collateral, the Series 2001-2 Cash Collateral Account Collateral and the Series 2001-2 Reserve Account Collateral.

            "SERIES 2001-2 COLLECTION ACCOUNT" has the meaning specified in
Section 3.1(b) of this Supplement.

            "SERIES 2001-2 DEMAND NOTE" means each demand note made by a Demand
Note Issuer, substantially in the form of EXHIBIT D to this Supplement, as amended, modified or restated from time to time.

            "SERIES 2001-2 DEMAND NOTE PAYMENT AMOUNT" means, as of the Series 2001-2 Letter of Credit Termination Date, the aggregate amount of all proceeds of demands made on the Series 2001-2 Demand Notes pursuant to SECTION 3.5(b) or
(c) of this Supplement that were deposited into the Series 2001-2 Distribution Account and paid to the Series 2001-2 Noteholders during the one year period ending on the Series 2001-2 Letter of Credit Termination Date; PROVIDED, HOWEVER that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to a Demand Note Issuer shall have occurred during such one year period, the Series 2001-2 Demand Note Payment Amount as of the Series 2001-2 Letter of Credit Termination Date shall equal the Series 2001-2 Demand Note Payment Amount as if it were calculated as of the date of such occurrence.

            "SERIES 2001-2 DEPOSIT DATE" has the meaning specified in Section
3.2 of this Supplement.

            "SERIES 2001-2 DISTRIBUTION ACCOUNT" has the meaning specified in
Section 3.9(a) of this Supplement.

            "SERIES 2001-2 DISTRIBUTION ACCOUNT COLLATERAL" has the meaning specified in Section 3.9(d) of this Supplement.

            "SERIES 2001-2 ELIGIBLE LETTER OF CREDIT PROVIDER" means a person satisfactory to ARAC, the Demand Note Issuers and the Surety Provider and having, at the time of the issuance of the related Series 2001-2 Letter of Credit, a long-term senior unsecured debt rating (or the equivalent thereof in the case of Moody's or S&P, as applicable) of at least "A+" from S&P and at least "Al" from Moody's and a short term senior unsecured debt rating of at least "P-1" from Moody's that is (a) a commercial bank having total assets in excess of $500,000,000, (b) a finance company, insurance company or other financial institution that in the ordinary course of business issues letters of credit and has total assets in excess of $200,000,000 or (c) any other financial institution; PROVIDED that if a person is not a Series 2001-2 Letter of Credit Provider (or a letter of credit provider under the Supplement for any other Series of Notes), then such person shall not be a Series 2001-2 Eligible Letter of Credit Provider until AFC-II has provided 10 days' prior notice to the Rating Agencies that such person has been proposed as a Series 2001-2 Letter of Credit Provider.

            "SERIES 2001-2 ENHANCEMENT" means the Series 2001-2 Cash Collateral Account Collateral, the Series 2001-2 Letters of Credit, the Series 2001-2 Overcollateralization Amount and the Series 2001-2 Reserve Account Amount.

            "SERIES 2001-2 ENHANCEMENT AMOUNT" means, as of any date of determination, the sum of (i) the Series 2001-2 Overcollateralization Amount,
(ii) the Series 2001-2 Letter of Credit Amount and (iii) the Series 2001-2 Available Reserve Account Amount as of such date.

            "SERIES 2001-2 ENHANCEMENT DEFICIENCY" means, on any date of determination, the amount by which the Series 2001-2 Enhancement Amount is less than the Series 2001-2 Required Enhancement Amount as of such date.

            "SERIES 2001-2 EXCESS COLLECTION ACCOUNT" has the meaning specified in Section 3.1(b) of this Supplement.

            "SERIES 2001-2 FINAL DISTRIBUTION DATE" means, the Class A-1 Final Distribution Date, the Class A-2 Final Distribution Date, the Class A-3 Final Distribution Date and the Class A-4 Final Distribution Date, as the context may require.

            "SERIES 2001-2 INTEREST RATE CAP" has the meaning specified in
Section 3.10(a) of this Supplement.

            "SERIES 2001-2 INTEREST RATE CAP COLLATERAL" has the meaning specified in Section 3.10 (d) of this Supplement.

            "SERIES 2001-2 INTEREST RATE CAP PROCEEDS" means the amounts received by the Trustee from an Interest Rate Cap Counterparty from time to time in respect of a Series 2001-2 Interest Rate Cap (including amounts received from a guarantor or from collateral).

            "SERIES 2001-2 INVESTED AMOUNT" means, as of any date of determination, the sum of the Class A-1 Invested Amount, the Class A-2 Invested Amount, the Class A-3 Invested Amount and the Class A-4 Invested Amount, in each case as of such date of determination.

            "SERIES 2001-2 INVESTED PERCENTAGE" means, as of any date of determination:

            (a) when used with respect to Principal Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction the numerator of which shall be equal to the sum of the Series 2001-2 Invested Amount and the Series 2001-2 Overcollateralization Amount, determined during the Series 2001-2 Revolving Period as of the end of the most recently ended calendar month (or, until June 1, 2001, on the Series 2001-2 Closing Date), or, during the Series 2001-2 Rapid Amortization Period, as of the end of the Series 2001-2 Revolving Period, and the denominator of which shall be the greater of (I) the Aggregate Asset Amount as of the end of the most recently ended calendar month (or, until June 1, 2001, on the Series 2001-2 Closing Date), and (II) as of the same date as in clause (I), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Principal Collections (for all Series of Notes and all classes of such Series of Notes) and (ii) overcollateralization percentages for allocations with respect to Principal Collections (for all Series of Notes that provide for credit enhancement in the form of overcollateralization); and

            (b) when used with respect to Interest Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction the numerator of which shall be the Accrued Amounts with respect to the Series 2001-2 Notes on such date of determination, and the denominator of which shall be the aggregate Accrued Amounts with respect to all Series of Notes on such date of determination.

            "SERIES 2001-2 LEASE PAYMENT DEFICIT" means on any Distribution Date an amount equal to the excess, if any, of the aggregate amount of Interest Collections and Principal Collections which pursuant to SECTION 3.2(a), (b),
(c), or (d) of this Supplement would have been allocated to the Series 2001-2 Noteholders if all payments required under the Leases to have been made during the period from and excluding the immediately preceding Distribution Date to and including such Distribution Date were made in full, over the aggregate amount of Interest Collections and Principal Collections which pursuant to SECTION 3.2(a),
(b), (c), or (d) of this Supplement have been allocated to the Series 2001-2 Noteholders during such period. For this purpose, amounts paid or determined pursuant to SECTION 3.2(a)(ii), (b)(ii), (c)(ii), and (d)(ii) of this Supplement shall be deemed allocated to the Series 2001-2 Noteholders.

            "SERIES 2001-2 LETTER OF CREDIT" means an irrevocable letter of credit, if any, substantially in the form of EXHIBIT E to this Supplement issued by a Series 2001-2 Eligible Letter of Credit Provider in favor of the Trustee for the benefit of the Series 2001-2 Noteholders and the Surety Provider in form and substance satisfactory to the Surety Provider.

            "SERIES 2001-2 LETTER OF CREDIT AMOUNT" means, as of any date of determination, the lesser of (a) the sum of (i) the aggregate amount available to be drawn on such date under each Series 2001-2 Letter of Credit, as specified therein, and (ii) if the Series 2001-2 Cash Collateral Account has been established and funded pursuant to SECTION 38 of this Supplement, the Series 2001-2 Available Cash Collateral Account Amount on such date and (b) the aggregate outstanding principal amount of the Series 2001-2 Demand Notes on such date.

            "SERIES 2001-2 LETTER OF CREDIT EXPIRATION DATE" means, with respect to any Series 2001-2 Letter of Credit, the expiration date set forth in such Series 2001-2 Letter of Credit, as such date may be extended in accordance with the terms of such Series 2001-2 Letter of Credit.

            "SERIES 2001-2 LETTER OF CREDIT LIQUIDITY AMOUNT" means, as of any date of determination, the sum of (a) the aggregate amount available to be drawn on such date under each Series 2001-2 Letter of Credit, as specified therein, and (b) if the Series 2001-2 Cash Collateral Account has been established and funded pursuant to SECTION 3.8 of this Supplement, the Series 2001-2 Available Cash Collateral Account Amount on such date.

            "SERIES 2001-2 LETTER OF CREDIT PROVIDER" means the issuer of a Series 2001-2 Letter of Credit.

            "SERIES 2001-2 LETTER OF CREDIT TERMINATION DATE" means the first to occur of (a) the date on which the Series 2001-2 Notes are fully paid and the Surety Provider has been paid all Surety Provider Fees and all other Surety Provider Reimbursement Amounts then due, (b) the Series 2001-2 Termination Date and (c) such earlier date consented to by the Surety Provider and the Rating Agencies which consent by the Surety Provider shall be in writing.

            "SERIES 2001-2 LIMITED LIQUIDATION EVENT OF DEFAULT" means, so long as such event or condition continues, any event or condition of the type specified in clauses (a) through (h) of Article IV of this Supplement; PROVIDED, HOWEVER, that any event or condition of the type specified in clauses (a) through (e) of Article IV of this Supplement shall not constitute a Series 2001-2 Limited Liquidation Event of Default if (i) within the thirty (30) day period following the occurrence of such event or condition, such Amortization Event shall have been cured and, after such cure of such Amortization Event is provided for, the Trustee shall have received the written consent of the Surety Provider waiving the occurrence of such Series 2001-2 Limited Liquidation Event of Default or (ii) the Trustee shall have received the written consent of the Surety Provider waiving the occurrence of such Series 2001-2 Limited Liquidation Event of Default.

            "SERIES 2001-2 LIQUIDITY AMOUNT" means, as of any date of determination, the sum of (a) the Series 2001-2 Letter of Credit Liquidity Amount on such date and (b) the Series 2001-2 Available Reserve Account Amount on such date.

            "SERIES 2001-2 MAXIMUM AGGREGATE SUBARU/HYUNDAI/SUZUKI AMOUNT" means, as of any day, with respect to Subaru, Hyundai and Suzuki, in the aggregate, an amount equal to 10% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

            "SERIES 2001-2 MAXIMUM AMOUNT" means any of the Series 2001-2 Maximum Manufacturer Amounts, the Series 2001-2 Maximum Non-Eligible Manufacturer Amount, the Series 2001-2 Maximum Non-Program Vehicle Amount or the Series 2001-2 Maximum Specified States Amount.

            "SERIES 2001-2 MAXIMUM INDIVIDUAL SUBARU/HYUNDAI/SUZUKI AMOUNT" means, as of any day, with respect to Subaru, Hyundai or Suzuki, individually, an amount equal to 5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

            "SERIES 2001-2 MAXIMUM INVESTED AMOUNT" means, $125,000,000.

            "SERIES 2001-2 MAXIMUM MANUFACTURER AMOUNT" means, as of any day, any of the Series 2001-2 Maximum Mitsubishi Amount, the Series 2001-2 Maximum Individual Subaru/Hyundai/Suzuki Amount, the Series 2001-2 Maximum Aggregate Subaru/Hyundai/Suzuki Amount, the Series 2001-2 Maximum Mazda Amount or the Series 2001-2 Maximum Mazda Program Vehicle Amount.

            "SERIES 2001-2 MAXIMUM MAZDA AMOUNT" means, as of any day, an amount equal to 20% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

            "SERIES 2001-2 MAXIMUM MAZDA PROGRAM VEHICLE AMOUNT" means, as of any day, an amount equal to the Series 2001-2 Maximum Mazda Program Vehicle Percentage of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

            "SERIES 2001-2 MAXIMUM MAZDA PROGRAM VEHICLE PERCENTAGE" means 20% or such lesser percentage as may be agreed to in writing by AFC-II and the Surety Provider (initially 5%) on or after the Series 2001-2 Closing Date, with prompt written notice thereof delivered by AFC-II to the Trustee.

            "SERIES 2001-2 MAXIMUM MITSUBISHI AMOUNT" means, as of any day, an amount equal to 10% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

            "SERIES 2001-2 MAXIMUM NON-ELIGIBLE MANUFACTURER AMOUNT" means, as of any day, an amount equal to 3% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

            "SERIES 2001-2 MAXIMUM NON-PROGRAM VEHICLE PERCENTAGE" means 25% or such lesser percentage as may be agreed to in writing by AFC-II and the Surety Provider on or after the Series 2001-2 Closing Date, with prompt written notice thereof delivered by AFC-II to the Trustee.

            "SERIES 2001-2 MAXIMUM NON-PROGRAM VEHICLE AMOUNT" means, as of any day, an amount equal to the Series 2001-2 Maximum Non-Program Vehicle Percentage of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

            "SERIES 2001-2 MAXIMUM SPECIFIED STATES AMOUNT" means, as of any day, an amount equal to 7.5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

            "SERIES 2001-2 MINIMUM INVESTED AMOUNT" means, $5,000,000.

            "SERIES 2001-2 NON-PROGRAM VEHICLE PERCENTAGE" means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the aggregate Net Book Value of all Non-Program Vehicles leased under the AESOP I Operating Lease as of such date and the denominator of which is the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of such date.

            "SERIES 2001-2 NOTE RATE" means the Class A-1 Note Rate, the Class A-2 Note Rate, the Class A-3 Note Rate or the Class A-4 Note Rate, as the context may require.

            "SERIES 2001-2 NOTEHOLDERS" means, collectively, the Class A-1 Noteholders, the Class A-2 Noteholders, the Class A-3 Noteholders and the Class A-4 Noteholders.

            "SERIES 2001-2 NOTES" means, collectively, the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes.

            "SERIES 2001-2 OUTSTANDING PRINCIPAL AMOUNT" means, as of any date of determination, the sum of the Class A-1 Outstanding Principal Amount, the Class A-2 Outstanding Principal Amount, the Class A-3 Outstanding Principal Amount and the Class A-4 Outstanding Principal Amount.

            "SERIES 2001-2 OVERCOLLATERALIZATION AMOUNT" means (i) as of any date on which no AESOP I Operating Lease Vehicle Deficiency exists, the Series 2001-2 Required Overcollateralization Amount as of such date and (ii) as of any date on which an AESOP I Operating Lease Vehicle Deficiency exists, the excess, if any, of (x) the Series 2001-2 AESOP I Operating Lease Loan Agreement Borrowing Base as of such date over (y) the Series 2001-2 Invested Amount as of such date.

            "SERIES 2001-2 PERCENTAGE" means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the Series 2001-2 Invested Amount as of such date and the denominator of which is the sum of the aggregate Invested Amount of each Series of Notes outstanding as of such date.

            "SERIES 2001-2 PERIODIC INTEREST" means, with respect to the Series 2001-2 Notes of any Class, the Class A-1 Periodic Interest, the Class A-2 Periodic Interest, the Class A-3 Periodic Interest or the Class A-4 Periodic Interest, as applicable.

            "SERIES 2001-2 PRINCIPAL ALLOCATION" has the meaning specified in
Section 3.2(a)(ii) of this Supplement.

            "SERIES 2001-2 PROGRAM VEHICLE PERCENTAGE" means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the aggregate Net Book Value of all Program Vehicles leased under the AESOP I Operating Lease as of such date and the denominator of which is the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of such date.

            "SERIES 2001-2 RAPID AMORTIZATION PERIOD" means the period beginning at the close of business on the Business Day immediately preceding the day on which an Amortization Event is deemed to have occurred with respect to the Series 2001-2 Notes and ending upon the earliest to occur of (i) the date on which the Series 2001-2 Notes are fully paid or redeemed and the Surety Provider has been paid all Surety Provider Fees and all other Surety Provider Reimbursement Amounts then due, (ii) the Series 2001-2 Termination Date and (iii) the termination of the Indenture.

            "SERIES 2001-2 REIMBURSEMENT AGREEMENT" means any and each agreement providing for the reimbursement of a Series 2001-2 Letter of Credit Provider for draws under its Series 2001-2 Letter of Credit as the same may be amended, supplemented, restated or otherwise modified from time to time.

            "SERIES 2001-2 RELATED MONTH" means, with respect to any Principal Distribution Date in respect of the Series 2001-2 Notes of any Class on which Series 2001-2 Notes of such Class are required to be redeemed pursuant to
Section 3.5(a) of this Supplement, the calendar month immediately preceding the most recent First Potential Series 2001-2 Redemption Date; PROVIDED that if the preceding Principal Distribution Date on which the Series 2001-2 Notes of such Class were redeemed occurred prior to the First Potential Series 2001-2 Redemption Date in the calendar month immediately preceding the most recent First Potential Series 2001-2 Redemption Date, "Series 2001-2 Related Month" shall mean the calendar month immediately preceding the most recent First Potential Series 2001-2 Redemption Date, the calendar month prior to the month in which such preceding Principal Distribution Date occurred and any intervening calendar month; PROVIDED, further that with respect to the initial Principal Distribution Date in respect of the Series 2001-2 Notes of such Class on which Series 2001-2 Notes of such Class are required to be redeemed pursuant to
Section 3.5(a) of this Supplement, "Series 2001-2 Related Month" shall mean the calendar month immediately prior to the month in which the Initial Rapid Principal Determination Date occurred, and each calendar month thereafter ending prior to the calendar month in which the First Potential Series 2001-2 Redemption Date immediately preceding such initial Principal Distribution Date shall have occurred.

            "SERIES 2001-2 REQUIRED AESOP I OPERATING LEASE VEHICLE AMOUNT" means, as of any date of determination, the sum of the Series 2001-2 Invested Amount and the Series 2001-2 Required Overcollateralization Amount as of such date.

            "SERIES 2001-2 REQUIRED ENHANCEMENT AMOUNT" means, as of any date of determination, the sum of (i) the product of the Series 2001-2 Required Enhancement Percentage as of such date and the Series 2001-2 Invested Amount as of such date, (ii) the Series 2001-2 Percentage of the excess, if any, of the Non-Program Vehicle Amount as of such date over the Series 2001-2 Maximum Non-Program Vehicle Amount as of such date, (iii) the Series 2001-2 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Mitsubishi and leased under the Leases as of such date over the Series 2001-2 Maximum Mitsubishi Amount as of such date, (iv) the Series 2001-2 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Subaru, Hyundai or Suzuki, individually, and leased under the Leases as of such date over the Series 2001-2 Maximum Individual Subaru/ Hyundai/Suzuki Amount as of such date, (v) the Series 2001-2 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Subaru, Hyundai or Suzuki, in the aggregate, and leased under the Leases as of such date over the

Series 2001-2 Maximum Aggregate Subaru/Hyundai/Suzuki Amount as of such date,
(vi) the Series 2001-2 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Mazda and leased under the Leases as of such date over the Series 2001-2 Maximum Mazda Amount as of such date, (vii) the Series 2001-2 Percentage of the excess, if any, of the aggregate Net Book Value of all Program Vehicles manufactured by Mazda and leased under the Leases as of such date over the Series 2001-2 Maximum Mazda Program Vehicle Amount as of such date, (viii) the Series 2001-2 Percentage of the excess, if any, of the Specified States Amount as of such date over the Series 2001-2 Maximum Specified States Amount as of such date and (ix) the Series 2001-2 Percentage of the excess, if any, of the Non-Eligible Manufacturer Amount as of such date over the Series 2001-2 Maximum Non-Eligible Manufacturer Amount as of such date.

            "SERIES 2001-2 REQUIRED ENHANCEMENT PERCENTAGE" means, as of any date of determination, the sum of (i) the product of (A) 11% times (B) the Series 2001-2 Program Vehicle Percentage as of such date and (ii) the product of
(A) the Series 2001-2 Required Non-Program Enhancement Percentage as of such date times (B) the Series 2001-2 Non-Program Vehicle Percentage as of such date.

            "SERIES 2001-2 REQUIRED LIQUIDITY AMOUNT" means, with respect to any Distribution Date, an amount equal to 4.50% of the Series 2001-2 Invested Amount on such Distribution Date (after giving effect to any payments of principal to be made on the Series 2001-2 Notes on such Distribution Date).

            "SERIES 2001-2 REQUIRED NON-PROGRAM ENHANCEMENT PERCENTAGE" means, as of any date of determination, the greater of (a) 15% and (b) the sum of (i) 15% and (ii) the sum, for each calendar month within the preceding twelve calendar months, of the greater of (x) an amount (not less than zero) equal to 100% minus the Measurement Month Average for the immediately preceding Measurement Month and (y) an amount (not less than zero) equal to 100% minus the Market Value Average as of the Determination Date within such calendar month (excluding the Market Value Average for any Determination Date which has not yet occurred).

            "SERIES 2001-2 REQUIRED OVERCOLLATERALIZATION AMOUNT" means, as of any date of determination, the excess, if any, of the Series 2001-2 Required Enhancement Amount over the sum of (i) the Series 2001-2 Letter of Credit Amount as of such date and (ii) the amount of cash and Permitted Investments on deposit in the Series 2001-2 Collection Account (not including amounts allocable to the Series 2001-2 Accrued Interest Account) and the Series 2001-2 Excess Collection Account on such date.

            "SERIES 2001-2 REQUIRED RESERVE ACCOUNT AMOUNT" means, with respect to any Distribution Date, an amount equal to the excess, if any, of the Series 2001-2 Required Liquidity Amount on such Distribution Date over the Series 2001-2 Liquidity Amount (calculated as if the Series 2001-2 Available Reserve Account Amount is zero) on such Distribution Date (after giving effect to any payments of principal to be made on the Series 2001-2 Notes an such Distribution
Date).

            "SERIES 2001-2 RESERVE ACCOUNT" has the meaning specified in Section 3.7(a) of this Supplement.

            "SERIES 2001-2 RESERVE ACCOUNT COLLATERAL" has the meaning specified in Section 3.7(d) of this Supplement.

            "SERIES 2001-2 RESERVE ACCOUNT SURPLUS" means, with respect to any Distribution Date, the excess, if any, of the Series 2001-2 Available Reserve Account Amount over the Series 2001-2 Required Reserve Account Amount on such Distribution Date.

            "SERIES 2001-2 REVOLVING PERIOD" means the period from and including the Series 2001-2 Closing Date to the commencement of any Series 2001-2 Rapid Amortization Period.

            "SERIES 2001-2 TERMINATION DATE" means the latest occurring Series 2001-2 Final Distribution Date.

            "SERIES 2001-2 UNPAID DEMAND AMOUNT" means, with respect to any single draw pursuant to Section 2.5(b) or (c) on the Series 2001-2 Letters of Credit, the aggregate amount drawn by the Trustee on all Series 2001-2 Letters of Credit.

            "SHADOW RATING" means the rating of the Series 2001-2 Notes by Standard & Poor's or Moody's, as applicable, without giving effect to the Surety Bond.

            "SHORTFALL" has the meaning specified in Section 3.3(h) of this Supplement.

            "SPECIAL AUCTION RATE PERIOD" means a Subsequent Auction Rate Period designated pursuant to Section 3.12 of this Supplement that consists of a specified number of Rate Period Days greater than 35 and not more than 175 and evenly divisible by seven, subject to adjustment as provided in Section 3.12(b) of this Supplement.

            "STANDARD AUCTION RATE PERIOD" means, with respect to the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, any Auction Rate Period consisting of 35 Rate Period Days.

            "STANDARD & POOR'S" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

            "SUBSEQUENT AUCTION RATE PERIOD" means, for the Series 2001-2 Notes of any Class, the period from and including the Initial Distribution Date with respect to the Series 2001-2 Notes of such Class to but excluding the next Distribution Date with respect to the Series 2001-2 Notes of such Class and each period thereafter from and including one Distribution Date with respect to the Series 2001-2 Notes of such Class to but excluding the next succeeding Distribution Date with respect to the Series 2001-2 Notes of such Class; PROVIDED that if any Subsequent Auction Rate Period for the Series 2001-2 Notes of such Class is also a Special Auction Rate Period consisting of more than

35 Rate Period Days, such term shall mean the period commencing on the first day of such Special Auction Rate Period and ending on the last day of the last Interest Period thereof.

            "SUBSTITUTE AUCTION AGENT" means the Person with whom AFC-II enters into a Substitute Auction Agent Agreement.

            "SUBSTITUTE AUCTION AGENT AGREEMENT" means an auction agent agreement approved by the Surety Provider containing terms substantially similar to the terms of the Initial Auction Agent Agreement, whereby a Person having the qualifications required by Section 2.1.5 of the Auction Procedures agrees with AFC-II to perform the duties of the Auction Agent under this Supplement (including Appendix A hereto).

            "SUPPLEMENT" has the meaning set forth in the preamble.

            "SURETY BOND" means the Note Guaranty Insurance Policy No. AB 0458 BE, dated May 17, 2001, issued by the Surety Provider.

            "SURETY DEFAULT" means (i) the occurrence and continuance of any failure by the Surety Provider to pay upon a demand for payment in accordance with the requirements of the Surety Bond or (ii) the occurrence of an Event of Bankruptcy with respect to the Surety Provider.

            "SURETY PROVIDER" means Ambac Assurance Corporation. The Surety Provider shall constitute an "Enhancement Provider" with respect to the Series 2001-2 Notes for all purposes under the Indenture and the other Related Documents.

            "SURETY PROVIDER FEE" has the meaning set forth in the Insurance Agreement.

            "SURETY PROVIDER QUALIFIED INTEREST RATE CAP COUNTERPARTY" shall mean at the time of entering into the related Series 2001-2 Interest Rate Cap, a bank or other financial institution having a long-term senior and unsecured debt rating of at least "AA-" from Standard & Poor's and "Aa3" from Moody's.

            "SURETY PROVIDER REIMBURSEMENT AMOUNTS" means, as of any date of determination, (i) an amount equal to the aggregate of any amounts due as of such date to the Surety Provider pursuant to the Insurance Agreement in respect of unreimbursed draws under the Surety Bond, including interest thereon determined in accordance with the Insurance Agreement, and (ii) an amount equal to the aggregate of any other amounts due as of such date to the Surety Provider pursuant to the Insurance Agreement.

            "TELERATE PAGE 3750" means the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

            "TERMINATION DATE DISBURSEMENT" means an amount drawn under a Series 2001-2 Letter of Credit pursuant to a Certificate of Termination Date Demand.

            "TERMINATION DISBURSEMENT" means an amount drawn under a Series 2001-2 Letter of Credit pursuant to a Certificate of Termination Demand.

            "TRUSTEE" has the meaning specified in the first paragraph of this Supplement.

            "UNPAID DEMAND NOTE DISBURSEMENT" means an amount drawn under a Series 2001-2 Letter of Credit pursuant to a Certificate of Unpaid Demand Note Demand.

                                   ARTICLE II

                             ADDITIONAL ISSUANCES OF
                               SERIES 2001-2 NOTES

            Section 2.1 PROCEDURE FOR ISSUING ADDITIONAL AUCTION RATE NOTES.

            (a) Subject to satisfaction of the conditions precedent set forth in subsection (b) of this Section 2.1, AFC-II may issue Additional Auction Rate Notes of any Class which have not been previously optionally redeemed in full pursuant to Section 7.1 of this Supplement (any such issuance an "Increase") on any Principal Distribution Date with respect to such Class during the Series 2001-2 Revolving Period, upon written notice to the Trustee, each Agent and the Auction Agent, such notice to be provided at least six Business Days prior to such Principal Distribution Date. Proceeds from the issuance of any Additional Auction Rate Notes shall be deposited into the Collection Account and allocated in accordance with ARTICLE III hereof.

            (b) Additional Auction Rate Notes of any Class which have not been previously optionally redeemed in full pursuant to Section 7.1 of this Supplement may be issued on any Principal Distribution Date with respect to the Series 2001-2 Notes of such Class during the Series 2001-2 Revolving Period only upon satisfaction of each of the following conditions with respect thereto:

                  (i) the amount of such Increase shall be equal to or greater than $5,000,000 and an integral multiple of $50,000;

                  (ii) after giving effect to such Increase, the Class A-1 Invested Amount, the Class A-2 Invested Amount, the Class A-3 Invested Amount or the Class A-4 Invested Amount, as the case may be, shall not exceed the Series 2001-2 Maximum Invested Amount for such Class of Notes;

                  (iii) the amount on deposit in the Series 2001-2 Reserve Account shall be equal to or greater than the Series 2001-2 Required Reserve Account Amount (calculated after giving effect to such Increase);

                  (iv) after giving effect to such Increase and the application of the proceeds thereof, no AESOP I Operating Lease Vehicle Deficiency shall exist;

                  (v) after giving effect to such Increase, the aggregate notional amount of all Series 2001-2 Interest Rate Caps will equal or exceed the Series 2001-2 Invested Amount;

                  (vi) no event or occurrence which with the passage of time or the giving of notice thereof or both would become an Amortization Event, a Liquidation Event of Default or a Series 2001-2 Limited Liquidation Event of Default shall have occurred and be continuing and such Increase shall not result in the occurrence of (1) an Amortization Event, a Liquidation Event of Default or a Series 2001-2 Limited Liquidation Event of Default, or (2) an event or occurrence, which, with the passing of time or the giving of notice thereof, or both, would become an Amortization Event, a Liquidation Event of Default or a Series 2001-2 Limited Liquidation Event of Default;

                  (vii) all conditions precedent to the issuance of such Additional Auction Rate Notes set forth in Section 6 of the Distribution Agreement shall have been satisfied;

                  (viii) each Borrower (or ARAC in the case of Financed Vehicles) shall have good and marketable title to each Vehicle purchased or financed by such Borrower with the proceeds of Loans, free and clear of all Liens and encumbrances, other than any Permitted Liens; and each Manufacturer Program shall be in full force and effect, and shall be enforceable against the related Manufacturer;

                  (ix) each Borrower shall have granted to AFC-II, and AFC-II shall have granted to the Trustee, a first priority security interest in all Vehicles now or hereafter leased by such Borrower;

                  (x) each Borrower shall have granted to AFC-II, and AFC-II shall have granted to the Trustee, a first priority security interest in its right, title and interest in and to the Leases to which it is party;

                  (xi) AFC-II shall have granted to the Trustee a first priority security interest in all of its right, title and interest in and to the Loan Collateral;

                  (xii) the Trustee shall have received from the Borrowers a copy of each Manufacturer Program under which Program Vehicles will be or have been purchased and are included or proposed to be included in the Aggregate Asset Amount and an Officer's Certificate, dated the Series 2001-2 Closing Date (or, if later, the date on which such Manufacturer Program becomes an Eligible Manufacturer Program), and duly executed by an Authorized Officer of each of the Borrowers certifying that each such copy is true, correct and complete as of the Series 2001-2 Closing Date (or, if later, the date on which such Manufacturer Program becomes an Eligible Manufacturer Program);

                  (xiii) the Trustee shall have received executed counterparts of the Assignment Agreements related to the assignment of rights under each Manufacturer Program under which Program Vehicles will be or have been purchased and are included or proposed to be included in the Aggregate Asset Amount, by each Lessee, the Borrowers, AFC-II and each applicable Manufacturer;

                  (xiv) the Trustee shall have received evidence (which, in the case of the filing of financing statements on form UCC-1, may be telephonic confirmation of such filing, followed by prompt written confirmation) that AFC-II has caused or is causing the Trustee's name to be noted on each Vehicle's Certificate of Title (other than Certificates of Title with respect to Vehicles titled in the States of Ohio, Oklahoma or Nebraska) in accordance with the Loan Agreements and all filings (including filings of financing statements on form UCC-l) and recordings have been accomplished as may be required by law to establish, perfect, protect and preserve the rights, titles, interests, remedies, powers, privileges, licenses and security interest of the Trustee in such Vehicles and other Collateral for the benefit of the Secured Parties (except, as to perfection, with respect to Vehicles titled in the States of Nebraska, Ohio and Oklahoma);

                  (xv) the Trustee shall have received a duly executed copy of the Administration Agreement;

                  (xvi) all representations and warranties set forth in Section 8 of the applicable Loan Agreement and Section 7 of the Base Indenture shall be true and correct; and

                  (xvii) the Trustee shall have received on or prior to the Series 2001-2 Closing Date, the original of each of the Borrower's Loan Notes and original Counterpart No. 1 of each of the Leases to which such Borrower is a party (as set forth in the cover page and signature page of each Lease);

      PROVIDED that if in the simulated Auction for such Class of Series 2001-2 Notes on the related Auction Date for such Class of Series 2001-2 notes including such Additional Auction Rate notes, Sufficient Bids do not exist, then such Additional Auction Rate Notes shall not be issued.

            Section 2.2 OPTIONAL REDEMPTIONS DURING THE SERIES 2001-2 REVOLVING PERIOD. In connection with any optional redemption of the Series 2001-2 Notes of any Class pursuant to Section 7.1 of this Supplement, AFC-II shall withdraw funds from the Series 2001-2 Excess Collection Account and the Series 2001-2 Accrued Interest Account and deposit such funds in the Series 2001-2 Distribution Account for application of such funds to the redemption of the Series 2001-2 Notes of such Class; PROVIDED,

HOWEVER, that AFC-II shall only be permitted to redeem the Series 2001-2 Notes of any Class pursuant to Section 7.1 of this Series Supplement, if after giving effect to such redemption either (i) such Class of Series 2001-2 Notes shall have been redeemed in full or (ii) the aggregate principal amount of the Series 2001-2 Notes of such Class shall equal or exceed the Series 2001-2 Minimum Invested Amount. The amount of any such redemption must be in minimum denominations of $50,000 and integral multiples of $50,000 in excess thereof, and shall not exceed the amount on deposit in the Series 2001-2 Excess Collection Account and available for distribution to the holders of the Class of Series 2001-2 Notes being redeemed.

                                  ARTICLE III

                            SERIES 2001-2 ALLOCATIONS

            With respect to the Series 2001-2 Notes, the following shall apply:

            Section 3.1 ESTABLISHMENT OF SERIES 2001-2 COLLECTION ACCOUNT, SERIES 2001-2 EXCESS COLLECTION ACCOUNT AND SERIES 2001-2 ACCRUED INTEREST ACCOUNT. (a) All Collections allocable to the Series 2001-2 Notes shall be allocated to the Collection Account.

            (b) The Trustee will create three administrative subaccounts within the Collection Account for the benefit of the Series 2001-2 Noteholders and the Surety Provider: the Series 2001-2 Collection Account (such sub-account, the "Series 2001-2 Collection Account"), the Series 2001-2 Excess Collection Account (such sub-account, the "Series 2001-2 Excess Collection Account") and the Series 2001-2 Accrued Interest Account (such sub-account, the "Series 2001-2 Accrued Interest Account").

            Section 3.2 ALLOCATIONS WITH RESPECT TO THE SERIES 2001-2 NOTES. The net proceeds from the initial sale of the Series 2001-2 Notes and each Increase will be deposited into the Collection Account. On the Series 2001-2 Closing Date and each Business Day on which Collections or the proceeds of any Increase are deposited into the Collection Account (each such date, a "Series 2001-2 Deposit Date"), the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate all amounts deposited into the Collection Account in accordance with the provisions of this Section 3.2.

            (a) ALLOCATIONS OF COLLECTIONS DURING THE SERIES 2001-2 REVOLVING PERIOD. During the Series 2001-2 Revolving Period, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate on each day, prior to 11:00 a.m. (New York City time) on each Series 2001-2 Deposit Date, all amounts deposited into the Collection Account as set forth below:

                  (i) allocate to the Series 2001-2 Collection Account an amount equal to the sum of (A) the Series 2001-2 Invested Percentage (as of such day) of the aggregate amount of Interest Collections on such day and (B) any amounts received by the Trustee on such day in respect of the Series 2001-2 Interest Rate Cap. All such amounts allocated to the Series 2001-2 Collection Account shall be further allocated to the Series 2001-2 Accrued Interest Account; and

                  (ii) allocate to the Series 2001-2 Excess Collection Account
      (A) an amount equal to the Series 2001-2 Invested Percentage (as of such day) of the aggregate amount of Principal Collections on such day, and (B) on the Series 2001-2 Closing Date, the net proceeds from the issuance of the Series 2001-2 Notes, and on the date of any Increase, the net proceeds from such Increase (for any such day, the "Series 2001-2 Principal Allocation").

                  (b) RESERVED.

                  (c) ALLOCATIONS OF COLLECTIONS DURING THE SERIES 2001-2 RAPID AMORTIZATION PERIOD. With respect to the Series 2001-2 Rapid Amortization Period, other than after the occurrence of an Event of Bankruptcy with respect to ARAC, any other Lessee or Avis Group Holdings, Inc. ("AGH"), the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate, prior to 11:00 a.m. (New York City time) on any Series 2001-2 Deposit Date, all amounts deposited into the Collection Account as set forth below:

                  (i) allocate to the Series 2001-2 Collection Account an amount determined as set forth in Section 3.2(a)(i) above for such day, which amount shall be further allocated to the Series 2001-2 Accrued Interest Account; and

                  (ii) allocate to the Series 2001-2 Collection Account an amount equal to the Series 2001-2 Principal Allocation for such day, which amount shall be ratably allocated among each outstanding Class of Series 2001-2 Notes in accordance with the Invested Amount of each such Class of Series 2001-2 Notes as of such Series 2001-2 Deposit Date, to be used to redeem the Series 2001-2 Notes in accordance with Section 7.2 of this Supplement.

                  (d) ALLOCATIONS OF COLLECTIONS AFTER THE OCCURRENCE OF AN EVENT OF BANKRUPTCY. After the occurrence of an Event of Bankruptcy with respect to ARAC, any other Lessee or AGH, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate, prior to 11:00 a.m. (New York City time) on any Series 2001-2 Deposit Date, all amounts attributable to the AESOP I Operating Lease Loan Agreement deposited into the Collection Account as set forth below:

                  (i) allocate to the Series 2001-2 Collection Account an amount equal to the sum of (A) the Series 2001-2 AESOP I Operating Lease Vehicle Percentage as of the date of the occurrence of such Event of Bankruptcy of the aggregate amount of Interest Collections made under the AESOP I Operating Lease Loan Agreement for such day and (B) any amounts received by the Trustee in respect of the Series 2001-2 Interest Rate Cap on such day. All such amounts allocated to the Series 2001-2 Collection Account shall be further allocated to the Series 2001-2 Accrued Interest Account;

                  (ii) allocate to the Series 2001-2 Collection Account an amount equal to the Series 2001-2 AESOP I Operating Lease Vehicle Percentage as of the date of the occurrence of such Event of Bankruptcy of the aggregate amount of Principal Collections made under the AESOP I Operating Lease Loan Agreement, which amount shall be ratably allocated among each outstanding Class of Series 2001-2 Notes in accordance with the Invested Amount of each such Class of Series 2001-2 Notes as of such Series 2001-2 Deposit Date, to be used to redeem the Series 2001-2 Notes pursuant to Section 7.2 of this Supplement.

After the occurrence of an Event of Bankruptcy with respect to ARAC, any other Lessee or AGH, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate all amounts attributable to the AESOP I Finance Lease Loan Agreement and the AESOP II Loan Agreement in accordance with the provisions of the Series 1997-2 Supplement.

                  (e) SERIES 2001-2 EXCESS COLLECTION ACCOUNT. Amounts allocated to the Series 2001-2 Excess Collection Account on any Series 2001-2 Deposit Date will be (v) first, subject to the conditions of Section 7.1 of this Supplement, used or set aside to effect a redemption of the Series 2001-2 Notes of any Class, (w) second, deposited in the Series 2001-2 Reserve Account in an amount up to the excess, if any, of the Series 2001-2 Required Reserve Account Amount for such date, after giving effect to any Increase or redemption of Series 2001-2 Notes on such date, over the Series 2001-2 Available Reserve Account Amount for such date, (x) third, used to pay the principal amount of other Series of Notes that are then in amortization (y) fourth, released to AESOP Leasing in an amount equal to the product of (A) the Loan Agreement's Share with respect to the AESOP I Operating Lease Loan Agreement as of such date times (B) 100% minus the Loan Payment Allocation Percentage with respect to the AESOP I Operating Lease Loan Agreement as of such date times (C) the amount of any remaining funds and (z) fifth, paid to AFC-II and used to make Loans under the Loan Agreements to the extent the Borrowers have requested Loans thereunder and Eligible Vehicles are available for financing thereunder; PROVIDED, in the case of clauses (x), (y) and (z), that no Series 2001-2 Enhancement Deficiency or AESOP I Operating Lease Vehicle Deficiency would result therefrom or exist immediately thereafter. Upon the occurrence of an Amortization Event, funds on deposit in the Series 2001-2 Excess Collection Account will be withdrawn by the Trustee, deposited in the Series 2001-2 Collection Account and allocated ratably based on the Invested Amount of such Class of Series 2001-2 Notes as of the date on which such Amortization Event occurred, as Principal Collections to redeem all or a portion of the Series 2001-2 Notes of each Class on the next succeeding Principal Distribution Date with respect to each such Class of Series 2001-2 Notes occurring more than five Business Days following the occurrence of such Amortization Event.

                  (f) DISTRIBUTION DATES. Interest on the Series 2001-2 Notes of each Class shall accrue at the Note Rate with respect to the Series 2001-2 Notes of such Class for each Auction Rate Period therefor and shall be payable in arrears, commencing on the Initial Distribution Date with respect to Series 2001-2 Notes of such Class and

                  (i) in the case of the Class A-1 Notes, so long as each Subsequent Auction Rate Period for the Class A-1 Notes is a Standard Auction Rate Period therefor, on each succeeding fifth Wednesday thereafter;

                  (ii) in the case of the Class A-2 Notes, so long as each Subsequent Auction Rate Period for the Class A-2 Notes is a Standard Auction Rate Period therefor, on each succeeding fifth Wednesday thereafter;

                  (iii) in the case of the Class A-3 Notes, so long as each Subsequent Auction Rate Period for the Class A-3 Notes is a Standard Auction Rate Period therefor, on each succeeding fifth Wednesday thereafter;

                  (iv) in the case of the Class A-4 Note, so long as each Subsequent Auction Rate Period for the Class A-4 Notes is a Standard Auction Rate Period therefor, on each succeeding fifth Wednesday thereafter;

PROVIDED that if AFC-II, subject to the conditions set forth in Section 3.12(a) of this Supplement, designates a Subsequent Auction Rate Period for the Series 2001-2 Notes of any Class as a Special Auction Rate Period that consists of:

                  (i) greater than 35 but fewer than 71 Rate Period Days, interest shall be payable on the fifth Wednesday occurring after the first day of such Special Auction Rate Period and on the day after the last day of such Special Auction Rate Period;

                  (ii) greater than 70 but fewer than 106 Rate Period Days, interest shall be payable on the fifth and tenth Wednesdays occurring after the first day of such Special Auction Rate Period and on the day after the last day of such Special Auction Rate Period;

                  (iii) greater than 105 but fewer than 141 Rate Period Days, interest shall be payable on the fifth, tenth and fifteenth Wednesdays occurring after the first day of such Special Auction Rate Period and on the day after the last day of such Special Auction Rate Period; or

                  (iv) greater than 140 Rate Period Days, interest shall be payable on the fifth, tenth, fifteenth and twentieth Wednesdays occurring after the first day of such Special Auction Rate Period and on the day after the last day of such Special Auction Rate Period

            (with respect to the Series 2001-2 Notes of each Class, each date referred to above and in Section 3.2(g) of this Supplement, a "Distribution Date"). Notwithstanding the foregoing, if any Distribution Date is not a Business Day, then such Distribution Date shall be the next succeeding Business Day. For all purposes under the Series 2001-2 Supplement and each Related Document, interest with respect to any Class of Series 2001-2 Notes, which is scheduled to be paid on any Distribution Date with respect to such Class of Series 2001-2 Notes which accrues from the Program Distribution Date immediately preceding such Distribution Date to such Distribution Date shall be deemed to have accrued as of such preceding Program Distribution Date.

            (g) DISTRIBUTION DATES AFTER A SPECIAL AUCTION RATE PERIOD. After any Special Auction Rate Period with respect to Series 2001-2 Notes of any Class, interest shall be payable on each succeeding fifth Wednesday after the last day of such Special Auction Rate Period, subject in each case to the option of AFC-II to further designate from time to time any Subsequent Auction Rate Period with respect to the Series 2001-2 Notes of such Class as a Special Auction Rate Period.

            (h) NOTE RATES. The rate of interest on the Series 2001-2 Notes of each Class for each Subsequent Auction Rate Period for the Series 2001-2 Notes of such Class shall be equal to the rate per annum that the Auction Agent advises AFC-II has resulted on the Business Day preceding the first day of such Subsequent Auction Rate Period from implementation of the Auction Procedures as set forth in Appendix A of this Supplement; PROVIDED that if on any Auction Date with respect to the Series 2001-2 Notes of such Class an Auction is not held for any reason, the rate of interest on the Series 2001-2 Notes of such Class for the next succeeding Subsequent Auction Rate Period therefor shall equal the Maximum Auction Rate for the Series 2001-2 Notes of such Class on such Auction Date. Notwithstanding the foregoing, if:

                  (i) the Series 2001-2 Notes of any Class are no longer represented by one or more Global Notes, the rate of interest on the Series 2001-2 Notes of such Class for any Subsequent Auction Rate Period therefor commencing after the delivery of Definitive Notes of such Class pursuant to Section 2.18 of the Base Indenture shall equal the Maximum Auction Rate for the Series 2001-2 Notes of such Class on the Business Day immediately preceding the first day of such Subsequent Auction Rate Period; or

                  (ii) a Surety Default shall have occurred, the rate of interest on (A) the Series 2001-2 Notes the Subsequent Auction Rate Period of which commenced on or immediately prior to the date on which such Surety Default shall have occurred shall equal for such Subsequent Auction Rate Period the Overdue Rate as of the first day of such Subsequent Auction Rate Period and (B) the Series 2001-2 Notes of each Class for each Subsequent Auction Rate Period therefor commencing thereafter to and including the Subsequent Auction Rate Period, if any, during which, or commencing less than two Business Days after, the Surety Default is cured, shall equal the Overdue Rate on the first day of each such Subsequent Auction Rate Period.

            Section 3.3 PAYMENTS TO NOTEHOLDERS. On each Determination Date, as provided below the Administrator shall instruct the Paying Agent in writing pursuant to the Administration Agreement to withdraw, and on each Distribution Date related to the Series 2001-2 Notes of each Class occurring during the period from and including such Determination Date to but excluding the next succeeding Determination Date, the Paying Agent, acting in accordance with such instructions, shall withdraw the amounts required to be withdrawn from the Collection Account pursuant to Sections 3.3(a) and (g) below in respect of all funds available from Series 2001-2 Interest Rate Cap Proceeds and Interest Collections processed since the preceding Distribution Date and allocated to the holders of the Series 2001-2 Notes.

            (a) NOTE INTEREST WITH RESPECT TO THE SERIES 2001-2 NOTES. On each Determination Date, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Administration Agreement as to the amount to be withdrawn and deposited in the Series 2001-2 Collection Account and paid pursuant to Section 3.4 of this Supplement from the Series 2001-2 Accrued Interest Account to the extent funds are anticipated to be available from Interest Collections and the Series 2001-2 Interest Rate Cap Proceeds on each Distribution Date related to the Series 2001-2 Notes of each Class occurring during the period from and including the Program Distribution Date related to such Determination Date to but excluding the next succeeding Program Distribution Date, in each case processed from but not including the Program Distribution Date preceding such Determination Date to and including the next succeeding Program Distribution Date in respect of (w) first, PRO RATA, to the Auction Agent, the Auction Agent Fee payable in respect of the Series 2001-2 Notes of such Class on such Distribution Date, and to each applicable Broker-Dealer, the Broker-Dealer Fee payable in respect of the Series 2001-2 Notes of such Class payable in respect of the Series 2001-2 Notes of such Class on such Distribution Date, (x) second, an amount equal to the Series 2001-2 Periodic Interest for the Series 2001-2 Notes of such Class for the Interest Period ending on the day preceding such Distribution Date, (y) third, an amount equal to the amount of any unpaid Shortfalls with respect to the Series 2001-2 Notes of such Class as of the preceding Distribution Date with respect to the Series 2001-2 Notes of such Class (together with any accrued interest on such Shortfall) and (z) fourth, an amount equal to the Surety Provider Fee with respect to the Series 2001-2 Notes of such Class for such Interest Period plus any Surety Provider Reimbursement Amounts then due and owing. On the following Distribution Date with respect to the Series 2001-2 Notes of such Class, the Trustee shall withdraw the amounts described in this Section 3.3 from the Series 2001-2 Accrued Interest Account and deposit such amounts in the Series 2001-2 Distribution Account.

            (b) LEASE PAYMENT DEFICIT NOTICE. On or before 10:00 a.m. (New York City time) on each Distribution Date, the Administrator shall notify the Trustee of the amount of any Series 2001-2 Lease Payment Deficit, such notification to be in the form of EXHIBIT F to this Supplement (each a "LEASE PAYMENT DEFICIT NOTICE").

            (c) WITHDRAWALS FROM SERIES 2001-2 RESERVE ACCOUNT. If the Administrator determines on any Distribution Date that the amounts available from the

Series 2001-2 Accrued Interest Account are insufficient to pay the sum of the amounts described in clauses (w), (x), (y) and (z) of Section 3.3(a) above on such Distribution Date with respect to the Series 2001-2 Notes of any Class, the Administrator shall instruct the Trustee in writing to withdraw from the Series 2001-2 Reserve Account and deposit in the Series 2001-2 Distribution Account on such Distribution Date an amount equal to the lesser of the Series 2001-2 Available Reserve Account Amount and such insufficiency. During the continuance of a Surety Default, no amounts in respect of the Surety Provider Fee shall be drawn from the Series 2001-2 Reserve Account. The Trustee shall withdraw such amount from the Series 2001-2 Reserve Account and deposit such amount in the Series 2001-2 Distribution Account.

            (d) DRAWS ON SERIES 2001-2 LETTER OF CREDIT PRIOR TO THE SERIES 2001-2 RAPID AMORTIZATION PERIOD. If the Administrator determines on any Distribution Date prior to the commencement of the Series 2001-2 Rapid Amortization Period that the sum of the amounts available from the Series 2001-2 Accrued Interest Account PLUS the amount, if any, to be withdrawn from the Series 2001-2 Reserve Account pursuant to SECTION 3.3(C) above is insufficient to pay the sum of the amounts described in clauses (w), (x), (y) and (z) of
SECTION 3.3(A) above on such Distribution Date with respect to the Series 2001-2 Notes of any Class, the Administrator shall instruct the Trustee in writing to draw on the Series 2001-2 Letter of Credit and, upon receipt of such notice by the Trustee on or prior to 11:00 a.m. (New York City time) on such Distribution Date, the Trustee shall, by 12:00 noon (New York City time) on such Distribution Date draw an amount (the "SECTION 3.3(D) AMOUNT") equal to the least of (i) such insufficiency, (ii) the Series 2001-2 Lease Payment Deficit on such Distribution Date and (iii) the Series 2001-2 Letter of Credit Liquidity Amount, on the Series 2001-2 Letters of Credit by presenting to each Series 2001-2 Letter of Credit Provider a draft accompanied by a Certificate of Lease Deficit Demand and shall cause the Lease Deficit Disbursement to be deposited in the Series 2001-2 Distribution Account on such Distribution Date; PROVIDED, HOWEVER that if the Series 2001-2 Cash Collateral Account has been established and funded, the Administrator shall instruct the Trustee in writing to withdraw from the Series 2001-2 Cash Collateral Account and deposit in the Series 2001-2 Distribution Account a portion of the Section 3.3(d) Amount equal to the lesser of (x) the Series 2001-2 Cash Collateral Percentage on such Distribution Date of the lesser of such insufficiency and the Series 2001-2 Lease Payment Deficit and (y) the Series 2001-2 Available Cash Collateral Account Amount on such Distribution Date and draw an amount equal to the remainder of the Section 3.3(d) Amount on the Series 2001-2 Letters of Credit. During the continuance of a Surety Default, no amounts in respect of the Surety Provider Fee shall be drawn on the Series 2001-2 Letters of Credit.

            (e) DRAWS ON SERIES 2001-2 LETTER OF CREDIT DURING A SERIES 2001-2 RAPID AMORTIZATION PERIOD. If the Administrator determines on any Distribution Date during the Series 2001-2 Rapid Amortization Period that there exists a Series 2001-2 Lease Payment Deficit, the Administrator shall instruct the Trustee in writing to draw on the Series 2001-2 Letters of Credit and, upon receipt of such notice by the Trustee on or prior to 11:00 a.m. (New York City time) on such Distribution Date, the Trustee shall, by

12:00 noon (New York City time) on such Distribution Date draw an amount (the "SECTION 3.3(E) AMOUNT") equal to the lesser of (i) such Series 2001-2 Lease Payment Deficit and (ii) the Series 2001-2 Letter of Credit Liquidity Amount, on the Series 2001-2 Letters of Credit by presenting to each Series 2001-2 Letter of Credit Provider a draft accompanied by a Certificate of Lease Deficit Demand and shall cause the Lease Deficit Disbursement to be deposited in the Series 2001-2 Collection Account on such Distribution Date; PROVIDED, HOWEVER that if the Series 2001-2 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2001-2 Cash Collateral Account and deposit in the Series 2001-2 Collection Account a portion of the Section 3.3(e) Amount equal to the lesser of (x) the Series 2001-2 Cash Collateral Percentage on such Distribution Date of the Series 2001-2 Lease Payment Deficit and (y) the Series 2001-2 Available Cash Collateral Account Amount on such Distribution Date and draw an amount equal to the remainder of the Section 3.3(e) Amount on the Series 2001-2 Letters of Credit. During the continuance of a Surety Default, no amounts in respect of the Surety Provider Fee shall be drawn on the Series 2001-2 Letters of Credit.

            (f) SURETY BOND. If the Administrator determines on any Distribution Date that the sum of the amounts available from the Series 2001-2 Accrued Interest Account PLUS the amount, if any, to be withdrawn from the Series 2001-2 Reserve Account pursuant to SECTION 3.3(c) above PLUS the amount, if any, to be drawn under the Series 2001-2 Letters of Credit (and/or withdrawn from the Series 2001-2 Cash Collateral Account) pursuant to SECTIONS 3.3(d) or (e) above is insufficient to pay the Series 2001-2 Adjusted Periodic Interest for such Distribution Date related to the Series 2001-2 Notes of any Class, the Administrator shall instruct the Trustee in writing to make a demand on the Surety Bond and, upon receipt of such notice by the Trustee on or prior to 11:00 a.m. (New York City time) on such Distribution Date, the Trustee shall, by 12:00 noon (New York City time) on such Distribution Date, make a demand on the Surety Bond in an amount equal to such insufficiency in accordance with the terms thereof (PROVIDED that for the purposes of a draw on the Surety Bond, the phrase "amounts in the Series 2001-2 Accrued Interest Account and the Series 2001-2 Reserve Account" in the Surety Bond shall include, without duplication, the Series 2001-2 Liquidity Amount) and shall cause the proceeds thereof to be deposited in the Series 2001-2 Distribution Account.

            (g) BALANCE. On or prior to the second Business Day preceding each Distribution Date for the Series 2001-2 Notes of any Class, the Administrator shall have instructed the Trustee and the Paying Agent in writing pursuant to the Administration Agreement to pay the balance (after making the payments required in Section 3.3(a) of this Supplement), if any, of the Series 2001-2 Interest Rate Cap Proceeds and Interest Collections allocated to holders of the Series 2001-2 Notes since the preceding Distribution Date related to the Series 2001-2 Notes of such Class as follows:

                  (i) on each Distribution Date for the Series 2001-2 Notes of any Class prior to the commencement of the Series 2001-2 Rapid Amortization Period, (1) first, PRO RATA, to the Auction Agent, the Auction Agent Fee payable in respect of the Series 2001-2 Notes of such Class on such Distribution Date, and to the Broker-Dealer, the Broker-Dealer Fee payable in respect of the Series 2001-2

      Notes of such Class on such Distribution Date, (2) second, to the Surety Provider, in an amount equal to (x) the Surety Provider Fee with respect to the Series 2001-2 Notes of such Class for the related Interest Period and, without duplication, and (y) any Surety Provider Reimbursement Amounts then due and owing, (3) third, to the Administrator, an amount equal to the Series 2001-2 Class Percentage as of the beginning of such Interest Period of the portion of the Monthly Administration Fee payable by AFC-II (as specified in clause (iii) of the definition thereof) for such Interest Period, (4) fourth, to the Trustee, an amount equal to the Series 2001-2 Class Percentage as of the beginning of such Interest Period of the Trustee's fees for such Interest Period, (5) fifth, to pay any Carrying Charges (other than Carrying Charges provided for above) to the Persons to whom such amounts are owed, an amount equal to the Series 2001-2 Class Percentage as of the beginning of such Interest Period of such Carrying Charges (other than Carrying Charges provided for above) for such Interest Period and (6) sixth, the balance, if any ("Excess Collections"), shall be withdrawn by the Paying Agent from the Series 2001-2 Collection Account and deposited in the Series 2001-2 Excess Collection Account; and

                  (ii) on each Distribution Date for the Series 2001-2 Notes of any Class during the Series 2001-2 Rapid Amortization Period, (1) first, PRO RATA, to the Auction Agent, the Auction Agent Fee payable in respect of the Series 2001-2 Notes of such Class, and to the Broker-Dealer, the Broker-Dealer Fee payable in respect of the Series 2001-2 Notes of such Class, (2) second, to the Surety Provider, in an amount equal to (x) the Surety Provider Fee with respect to the Notes of such Class for the related Interest Period and, without duplication, and (y) any Surety Provider Reimbursement Amounts then due and owing, (3) third, to the Trustee, an amount equal to the Series 2001-2 Class Percentage as of the beginning of such Interest Period of the Trustee's fees for such Interest Period, (4) fourth, to the Administrator, an amount equal to the Series 2001-2 Class Percentage as of the beginning of such Interest Period of the portion of the Monthly Administration Fee (as specified in clause (iii) of the definition thereof) payable by AFC-II for such Interest Period, (5) fifth, to pay any Carrying Charges (other than Carrying Charges provided for above) to the Persons to whom such amounts are owed, an amount equal to the Series 2001-2 Class Percentage as of the beginning of such Interest Period of such Carrying Charges (other than Carrying Charges provided for above) for such Interest Period and (6) sixth, the balance, if any, shall constitute Excess Collections and shall be withdrawn by the Paying Agent from the Series 2001-2 Collection Account and deposited in the Series 2001-2 Excess Collection Account.

            (h) SHORTFALLS. If the amounts described in Section 3.3 are insufficient to pay the Series 2001-2 Periodic Interest on any Distribution Date related to any Series 2001-2 Notes of any Class payments of interest to the Series 2001-2 Noteholders will be reduced on a PRO RATA basis by the amount of such deficiency. The aggregate amount, if any, of such deficiency on any Distribution Date shall be referred to as the "Series 2001-2

Shortfall." Interest shall accrue on any Series 2001-2 Shortfall at the Series 2001-2 Note Rate.

            Section 3.4 PAYMENT OF NOTE INTEREST. On each Distribution Date for the Series 2001-2 Notes of any Class, subject to Section 9.8 of the Base Indenture, the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay to the Series 2001-2 Noteholders of such Class from the Series 2001-2 Distribution Account the amount deposited in the Series 2001-2 Distribution Account for the payment of interest pursuant to Section 3.3(a) of this Supplement and, to the extent necessary to pay interest on the Series 2001-2 Notes of such Class, first, amounts on deposit in the Series 2001-2 Collection Account, second, amounts on deposit in the Series 2001-2 Reserve Account and third, proceeds of a demand on the Surety Bond made in accordance with the terms thereof.

            Section 3.5 PAYMENT OF NOTE PRINCIPAL. (a) MANDATORY REDEMPTIONS DURING SERIES 2001-2 RAPID AMORTIZATION PERIOD. Commencing on the first Determination Date following the commencement of the Series 2001-2 Rapid Amortization Period (such date, the "INITIAL RAPID PRINCIPAL DETERMINATION DATE"), and on each subsequent Determination Date thereafter, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Administration Agreement and in accordance with this Section 3.5 as to (i) the amount allocated to the Series 2001-2 Notes of each Class during the Related Month pursuant to Section 3.2(c)(ii) or (d)(ii) of this Supplement, as the case may be, (ii) any amounts to be withdrawn from the Series 2001-2 Reserve Account or the Series 2001-1 Cash Collateral Account and deposited into the Series 2001-2 Distribution Account, (iii) any amounts to be drawn on the Series 2001-2 Letters of Credit and (iv) the amount of any demand on the Surety Bond in accordance with the terms thereof. On the first Principal Distribution Date with respect to the Series 2001-2 Notes of each Class occurring on or after the First Potential Series 2001-2 Redemption Date, commencing with the First Potential Series 2001-2 Redemption Date occurring in the month in which the Initial Rapid Principal Determination Date occurs, the Trustee shall withdraw the amount allocated to the Series 2001-2 Notes of such Class during the Series 2001-2 Related Month with respect to such Principal Distribution Date pursuant to
Section 3.2(c)(ii) or (d)(ii) of this Supplement, as the case may be, from the Series 2001-2 Collection Account and deposit such amount in the Series 2001-2 Distribution Account, to be applied to redeem Series 2001-2 Notes of such Class in accordance with Section 7.2 of this Supplement. The entire principal amount of all outstanding Class A-1 Notes shall be due and payable on the Class A-1 Final Distribution Date. The entire principal amount of all outstanding Class A-2 Notes shall be due and payable on the Class A-2 Final Distribution Date. The entire principal amount of all outstanding Class A-3 Notes shall be due and payable on the Class A-3 Final Distribution Date. The entire principal amount of all outstanding Class A-4 Notes shall be due and payable on the Class A-4 Final Distribution Date.

            (a) FINAL DISTRIBUTION DATE. If the amount to be deposited in the Series 2001-2 Distribution Account in accordance with SECTION 3.5 above with respect to the Series 2001-2 Final Distribution Date is less than the Class A-1 Outstanding Principal Amount, the Class A-2 Outstanding Principal Amount, the Class A-3 Outstanding Principal Amount or the Class A-4 Outstanding Principal Amount, as the case may be, on such Series 2001-2 Final Distribution Date, then, prior to 10:00 a.m. (New York City time) on the second Business Day prior to such Series 2001-2 Final Distribution Date, the Administrator shall instruct the Trustee in writing to withdraw from the Series 2001-2 Reserve Account, an amount equal to the lesser of the Series 2001-2 Available Reserve Account Amount and such insufficiency and deposit it in the Series 2001-2 Distribution Account on the Series 2001-2 Final Distribution Date. The Trustee shall withdraw such amount from the Series 2001-2 Reserve Account and deposit such amount in the Series 2001-2 Distribution Account on or prior to the Series 2001-2 Final Distribution Date. If the Series 2001-2 Available Reserve Account Amount is less than such insufficiency and there are any Series 2001-2 Letters of Credit on such date, then, prior to 10:00 a.m. (New York City time) on the second Business Day prior to such Series 2001-2 Final

Distribution Date, the Administrator shall instruct the Trustee in writing to make a demand (a "DEMAND NOTICE") substantially in the form attached hereto as EXHIBIT G on the Demand Note Issuers for payment under the Series 2001-2 Demand Notes in an amount equal to the least of (i) the aggregate outstanding principal amount of the Series 2001-2 Demand Notes, (ii) such remaining insufficiency and
(iii) the Series 2001-2 Letter of Credit Liquidity Amount. The Trustee shall, prior to 12:00 noon (New York City time) on the second Business Day preceding the Series 2001-2 Final Distribution Date, deliver such Demand Notice to the Demand Note Issuers; PROVIDED, HOWEVER that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to a Demand
Note Issuer shall have occurred and be continuing, the Trustee shall not be required to deliver such Demand Notice to the Demand Note Issuers. The Trustee shall cause the proceeds of any demand on the Series 2001-2 Demand Notes to be deposited into the Series 2001-2 Distribution Account. In the event that either
(x) on or prior to 10:00 a.m. (New York City time) on the Business Day immediately preceding any Distribution Date next succeeding any date on which a Demand Notice has been transmitted by the Trustee to the Demand Note Issuers pursuant to this SECTION 3.5(a), the Demand Note Issuers shall have failed to pay to the Trustee or deposit into the Series 2001-2 Distribution Account the amount specified in such Demand Notice in whole or in part or (y) due to the occurrence of an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to one or more of the Demand Note Issuers, the Trustee shall not have delivered such Demand Notice to the Demand Note Issuers, on the second Business Day preceding the Series 2001-2 Final Distribution Date, the Trustee shall draw on the Series 2001-2 Letters of Credit by 12:00 noon (New York City time) on such Business Day an amount equal to the lesser of (a) the amount that the Demand Note Issuers failed to pay under the Series 2001-2 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) and (b) the Series 2001-2 Letter of Credit Amount on such Business Day by presenting to each Series 2001-2 Letter of Credit Provider a draft accompanied by a Certificate of Unpaid Demand Note Demand; PROVIDED, HOWEVER that if the Series 2001-2 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2001-2 Cash Collateral Account and deposit in the Series 2001-2 Distribution Account an amount equal to the lesser of (x) the Series 2001-2 Cash Collateral Percentage on such Business Day of the amount that the Demand Note Issuers failed to pay under the Series 2001-2 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) and (y) the Series 2001-2 Available Cash Collateral Account Amount on such Business Day and draw an amount equal to the remainder of the amount that the Demand Note Issuers failed to pay under the Series 2001-2 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) on the Series 2001-2 Letters of Credit. The Trustee shall deposit, or cause the deposit of, the proceeds of any draw on the Series 2001-2 Letters of Credit and the proceeds of any withdrawal from the Series 2001-2 Cash Collateral Account to be deposited in the Series 2001-2 Distribution Account. If, after giving effect to the deposit into the Series 2001-2 Distribution Account of the amount to be deposited in accordance with SECTION 3.5(a) above and the amounts described in the preceding three

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sentences, the amount to be deposited in the Series 2001-2 Distribution Account with respect to the Series 2001-2 Final Distribution Date is or will be less than the Series 2001-2 Invested Amount, as the case may be, the Trustee shall make a demand on the Surety Bond by 12:00 p.m. (New York City time) on the second Business Day preceding such Distribution Date in an amount equal to such insufficiency in accordance with the terms thereof (PROVIDED that for the purposes of a draw on the Surety Bond, the phrase "amounts in the Series 2001-2 Accrued Interest Account and the Series 2001-2 Reserve Account" in the Surety Bond shall include, without duplication, the Series 2001-2 Liquidity Amount) and shall cause the proceeds thereof to be deposited in the Series 2001-2 Distribution Account.

            (b) PRINCIPAL DEFICIT AMOUNT. If on any Determination Date, the Administrator determines that the Principal Deficit Amount with respect to the next succeeding Program Distribution Date will be greater than zero, prior to 10:00 a.m. (New York City time) on the second Business Day prior to such Program Distribution Date, the Administrator shall instruct the Trustee in writing to withdraw from the Series 2001-2 Reserve Account and deposit in the Series 2001-2 Distribution Account on the following Distribution Date an amount equal to the lesser of (i) the Series 2001-2 Available Reserve Account Amount and (ii) the Principal Deficit Amount. The Trustee shall withdraw such amount from the Series 2001-2 Reserve Account and deposit such amount in the Series 2001-2 Distribution Account on or prior to such Program Distribution Date. If the Series 2001-2 Available Reserve Account Amount is less than the Principal Deficit Amount and there are any Series 2001-2 Letters of Credit on such date, prior to 10:00 a.m. (New York City time) on the second Business Day prior to such Program Distribution Date, the Administrator shall instruct the Trustee in writing to deliver a Demand Notice to the Demand Note Issuers demanding payment of an amount equal to the least of (A) the aggregate outstanding principal amount of the Series 2001-2 Demand Notes, (B) the remaining Principal Deficit Amount and
(C) the Series 2001-2 Letter of Credit Liquidity Amount. The Trustee shall, prior to 12:00 noon (New York City time) on the second Business Day preceding such Program Distribution Date, deliver such Demand Notice to the Demand Note Issuers; PROVIDED, HOWEVER that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to a Demand Note Issuer shall have occurred and be continuing, the Trustee shall not be required to deliver such Demand Notice to the Demand Note Issuers. The Trustee shall cause the proceeds of any demand on the Series 2001-2 Demand Note to be deposited into the Series 2001-2 Distribution Account. In the event that either (x) on or prior to 10:00 a.m. (New York City time) on the Business Day prior to such Program Distribution Date, any Demand Note Issuer shall have failed to pay to the Trustee or deposit in the Series 2001-2 Distribution Account the amount specified in such Demand Notice in whole or in part or (y) due to the occurrence of an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to any Demand Note Issuer, the Trustee shall not have delivered such Demand Notice to the Demand Note Issuers on the second Business Day preceding such Distribution Date, the Trustee shall draw on the Series 2001-2 Letters of Credit an amount equal to the lesser of

(i) Series 2001-2 Letter of Credit Amount and (ii) the aggregate amount that the Demand Note Issuers failed to pay under the Series 2001-2 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) by presenting to each Series 2001-2 Letter of Credit Provider a draft accompanied by a Certificate of Unpaid Demand Note Demand; PROVIDED, HOWEVER that if the Series 2001-2 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2001-2 Cash Collateral Account and deposit in the Series 2001-2 Distribution Account an amount equal to the lesser of (x) the Series 2001-2 Cash Collateral Percentage on such Business Day of the aggregate amount that the Demand Note Issuers failed to pay under the Series 2001-2 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) and (y) the Series 2001-2 Available Cash Collateral Account Amount on such Business Day and draw an amount equal to the remainder of the aggregate amount that the Demand Note Issuers failed to pay under the Series 2001-2 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) on the Series 2001-2 Letters of Credit. The Trustee shall deposit into, or cause the deposit of, the proceeds of any draw on the Series 2001-2 Letters of Credit and the proceeds of any withdrawal from the Series 2001-2 Cash Collateral Account to be deposited in the Series 2001-2 Distribution Account. If the aggregate amount of the Series 2001-2 Demand Notes or the Series 2001-2 Letter of Credit Amount is less than the remaining Principal Deficit Amount, the Trustee shall make a demand on the Surety Bond in accordance with the terms thereof (PROVIDED that for the purposes of a draw on the Surety Bond, the phrase "amounts in the Series 2001-2 Accrued Interest Account and the Series 2001-2 Reserve Account" in the Surety Bond shall include, without duplication, the Series 2001-2 Liquidity Amount) by 12:00 noon (New York City time) on the second Business Day preceding such Program Distribution Date in an amount equal to the amount of such insufficiency and shall cause the proceeds thereof to be deposited in the Series 2001-2 Distribution Account.

            Section 3.6 ADMINISTRATOR'S FAILURE TO INSTRUCT THE TRUSTEE TO MAKE A DEPOSIT OR PAYMENT. If the Administrator fails to give notice or instructions to make any payment from or deposit into the Collection Account required to be given by the Administrator, at the time specified in the Administration Agreement or any other Related Document (including applicable grace periods), the Trustee shall make such payment or deposit into or from the Collection Account without such notice or instruction from the Administrator; PROVIDED that the Administrator, upon request of the Trustee, promptly provides the Trustee with all information necessary to allow the Trustee to make such a payment or deposit. When any payment or deposit hereunder or under any other Related Document is required to be made by the Trustee or the Paying Agent at or prior to a specified time, the Administrator shall deliver any applicable written instructions with respect thereto reasonably in advance of such specified time.

            Section 3.7 SERIES-2001-2 RESERVE ACCOUNT. (a) ESTABLISHMENT OF SERIES 2001-2 RESERVE ACCOUNT. AFC-II shall establish and maintain in the name of the Series 2001-2 Agent for the benefit of the Series 2001-2 Noteholders and the Surety Provider, or cause to be established and maintained, an account (the "Series 2001-2

Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2001-2 Noteholders and the Surety Provider. The Series 2001-2 Reserve Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2001-2 Reserve Account; PROVIDED that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depositary institution or trust company shall be reduced to below "BBB-" by Standard & Poor's or "A1" by Moody's, then AFC-II shall, within 30 days of such reduction, establish a new Series 2001-2 Reserve Account with a new Qualified Institution. If the Series 2001-2 Reserve Account is not maintained in accordance with the previous sentence, AFC-II shall establish a new Series 2001-2 Reserve Account, within ten (10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and shall instruct the Series 2001-2 Agent in writing to transfer all cash and investments from the non-qualifying Series 2001-2 Reserve Account into the new Series 2001-2 Reserve Account. Initially, the Series 2001-2 Reserve Account will be established with The Bank of New York.

            (b) ADMINISTRATION OF THE SERIES 2001-2 RESERVE ACCOUNT. The Administrator may instruct the institution maintaining the Series 2001-2 Reserve Account to invest funds on deposit in the Series 2001-2 Reserve Account from time to time in Permitted Investments; PROVIDED, HOWEVER, that any such investment shall mature not later than the Business Day prior to the first Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 2001-2 Reserve Account is held with the Paying Agent, then such investment may mature on such Distribution Date and such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments will be credited to the Series 2001-2 Reserve Account.

            (c) EARNINGS FROM SERIES 2001-2 RESERVE ACCOUNT. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2001-2 Reserve Account shall be deemed to be on deposit therein and available for distribution.

            (d) SERIES 2001-2 RESERVE ACCOUNT CONSTITUTES ADDITIONAL COLLATERAL FOR SERIES 2001-2 NOTES. In order to secure and provide for the repayment and payment of the AFC-II Obligations with respect to the Series 2001-2 Notes, AFC-II hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Series 2001-2 Agent, for the benefit of the Series 2001-2 Noteholders and the Surety Provider, all of AFC-II's right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2001-2 Reserve Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2001-2 Reserve Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2001-2 Reserve Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2001-2 Reserve Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the "Series 2001-2 Reserve Account Collateral"). The Series 2001-2 Agent shall possess all right, title and interest in and to all funds on deposit from time to time in the Series 2001-2 Reserve Account and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2001-2 Reserve Account. The Series 2001-2 Reserve Account Collateral shall be under the sole dominion and control of the Series 2001-2 Agent for the benefit of the Series 2001-2 Noteholders and the Surety Provider.

            (e) SERIES 2001-2 RESERVE ACCOUNT SURPLUS. In the event that the Series 2001-2 Reserve Account Surplus on any Distribution Date, after giving effect to all withdrawals from the Series 2001-2 Reserve Account, is greater than zero, the Trustee, acting in accordance with the written instructions of the Administrator pursuant to the Administration Agreement, if no Series 2001-2 Enhancement Deficiency or AESOP I Operating Lease Vehicle Deficiency would result therefrom or exist thereafter, shall withdraw from the Series 2001-2 Reserve Account an amount equal to the Series 2001-2 Reserve Account Surplus and shall pay such amount to AFC-II. On the date hereof, after giving effect to the Series 2001-2 Letters of Credit, the Trustee, acting in accordance with the written instructions of the Administrator, if no Amortization Event, Series 2001-2 Enhancement Deficiency or AESOP I Operating Lease Vehicle Deficiency would result therefrom or exist thereafter, shall withdraw from the Series 2001-2 Reserve Account an amount equal to the Series 2001-2 Reserve Account Surplus and shall pay such amount to AFC-II.

            (f) TERMINATION OF SERIES 2001-2 RESERVE ACCOUNT. Upon the termination of the Indenture pursuant to Section 11.1 of the Base Indenture, the Trustee, acting in accordance with the written instructions of the Administrator, after the prior payment of all amounts owing to the Series 2001-2 Noteholders and to the Surety Provider and payable from the Series 2001-2 Reserve Account as provided herein, shall withdraw from the Series 2001-2 Reserve Account all amounts on deposit therein for payment to AFC-II.

            Section 3.8 SERIES 2001-2 LETTERS OF CREDIT AND SERIES 2001-2 CASH COLLATERAL ACCOUNT.

            (a) SERIES 2001-2 LETTERS OF CREDIT AND SERIES 2001-2 CASH COLLATERAL ACCOUNT CONSTITUTE ADDITIONAL COLLATERAL FOR SERIES 2001-2 NOTES. In order to secure and provide for the repayment and payment of AFC-II's obligations with respect to the Series 2001-2 Notes, AFC-II hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2001-2 Noteholders and the Surety Provider, all of AFC-II's right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) each Series 2001-2 Letter of Credit; (ii) the Series 2001-2 Cash

      Collateral Account, including any security entitlement thereto; (iii) all funds on deposit in the Series 2001-2 Cash Collateral Account from time to time; (iv) all certificates and instruments, if any, representing or evidencing any or all of the Series 2001-2 Cash Collateral Account or the funds on deposit therein from time to time; (v) all investments made at any time and from time to time with monies in the Series 2001-2 Cash Collateral Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (vi) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2001-2 Cash Collateral Account, the funds on deposit therein from time to time or the investments made with such funds; and (vii) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (ii) through (vii) are referred to, collectively, as the "Series 2001-2 Cash Collateral Account Collateral"). The Trustee shall, for the benefit of the Series 2001-2 Noteholders and the Surety Provider, possess all right, title and interest in all funds on deposit from time to time in the Series 2001-2 Cash Collateral Account and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2001-2 Cash Collateral Account. The Series 2001-2 Cash Collateral Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 2001-2 Noteholders and the Surety Provider.

            (b) SERIES 2001-2 LETTER OF CREDIT EXPIRATION DATE. If prior to the date which is ten (10) days prior to the then scheduled Series 2001-2 Letter of Credit Expiration Date with respect to any Series 2001-2 Letter of Credit, excluding the amount available to be drawn under such Series 2001-2 Letter of Credit but taking into account each substitute Series 2001-2 Letter of Credit which has been obtained from a Series 2001-2 Eligible Letter of Credit Provider and is in full force and effect on such date, the Series 2001-2 Enhancement Amount would be equal to or more than the Series 2001-2 Required Enhancement Amount and the Series 2001-2 Liquidity Amount would be equal to or greater than the Series 2001-2 Required Liquidity Amount, then the Administrator shall notify the Trustee in writing (with a copy to the Surety Provider) no later than two Business Days prior to such Series 2001-2 Letter of Credit Expiration Date of such determination. If prior to the date which is ten (10) days prior to the then scheduled Series 2001-2 Letter of Credit Expiration Date with respect to any Series 2001-2 Letter of Credit, excluding the amount available to be drawn under such Series 2001-2 Letter of Credit but taking into account a substitute Series 2001-2 Letter of Credit which has been obtained from a Series 2001-2 Eligible Letter of Credit Provider and is in full force and effect on such date, the Series 2001-2 Enhancement Amount would be less than the Series 2001-2 Required Enhancement Amount or the Series 2001-2 Liquidity Amount would be less than the Series 2001-2 Required Liquidity Amount, then the Administrator shall notify the Trustee in writing (with a copy to the Surety Provider) no later than two Business Days prior to such Series 2001-2 Letter of Credit Expiration Date of (x) the greater of (A) the excess, if any, of the Series 2001-2 Required Enhancement Amount over the Series 2001-2 Enhancement Amount, excluding the available amount under such expiring Series 2001-2 Letter of Credit, on such date, and (B) the excess, if any, of the Series 2001-2 Required Liquidity Amount over the Series 2001-2 Liquidity Amount, excluding the available amount under such expiring Series 2001-2 Letter of Credit, on such date, and (y) the amount available to be drawn on such expiring Series 2001-2 Letter of Credit on such date. Upon receipt of such notice by the Trustee on or prior to 10:00 a.m. (New York City time) on any Business Day, the Trustee shall, by 12:00 p.m. (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:00 a.m. (New York City time), by 12:00 p.m. (New York City time) on the next following Business Day), draw the lesser of the amounts set forth in clauses (x) and (y) above on such Series 2001-2 Letter of Credit by presenting a draft accompanied by a Certificate of Termination Demand and shall cause the Termination Disbursement to be deposited in the Series 2001-2 Cash Collateral Account.

            If the Trustee does not receive the notice from the Administrator described in the first paragraph of this SECTION 3.8(b) on or prior to the date that is two Business Days prior to each Series 2001-2 Letter of Credit Expiration Date, the Trustee shall, by 12:00 p.m. (New York City time) on such Business Day draw the full amount of such Series 2001-2 Letter of Credit by presenting a draft accompanied by a Certificate of Termination Demand and shall cause the Termination Disbursement to be deposited in the Series 2001-2 Cash Collateral Account.

            (c) SERIES 2001-2 LETTER OF CREDIT PROVIDERS. The Administrator shall notify the Trustee and the Surety Provider in writing within one Business Day of becoming aware that (i) the long-term senior unsecured debt credit rating of any Series 2001-2 Letter of Credit Provider has fallen below "A+" as determined by Standard & Poor's or "Al" as determined by Moody's or (ii) the short-term senior unsecured debt credit rating of any Series 2001-2 Letter of Credit Provider has fallen below "P-1" as determined by Moody's. At such time the Administrator shall also notify the Trustee of (i) the greater of (A) the excess, if any, of the Series 2001-2 Required Enhancement Amount over the Series 2001-2 Enhancement Amount, excluding the available amount under the Series 2001-2 Letter of Credit issued by such Series 2001-2 Letter of Credit Provider, on such date, and (B) the excess, if any, of the Series 2001-2 Required Liquidity Amount over the Series 2001-2 Liquidity Amount, excluding the available amount under such Series 2001-2 Letter of Credit, on such date, and (ii) the amount available to be drawn on such Series 2001-2 Letter of Credit on such date. Upon receipt of such notice by the Trustee on or prior to 10:00 a.m. (New York City time) on any Business Day, the Trustee shall, by 12:00 p.m. (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:00 a.m. (New York City time), by 12:00 p.m. (New York City time) on the next following

      Business Day), draw on such Series 2001-2 Letter of Credit in an amount equal to the lesser of the amount in clause (i) or clause (ii) of the immediately preceding sentence on such Business Day by presenting a draft accompanied by a Certificate of Termination Demand and shall cause the Termination Disbursement to be deposited in the Series 2001-2 Cash Collateral Account.

            (d) TERMINATION DATE DEMANDS ON THE SERIES 2001-2 LETTERS OF CREDIT. Prior to 10:00 a.m. (New York City time) on the second Business Day prior to the Series 2001-2 Letter of Credit Termination Date, the Administrator shall determine the Series 2001-2 Demand Note Payment Amount, if any, as of the Series 2001-2 Letter of Credit Termination Date and, if the Series 2001-2 Demand Note Payment Amount is greater than zero, instruct the Trustee in writing to draw on the Series 2001-2 Letters of Credit. Upon receipt of any such notice by the Trustee on or prior to 11:00 a.m. (New York City time) on a Business Day, the Trustee shall, by 12:00 noon (New York City time) on such Business Day draw an amount equal to the lesser of
      (i) the Series 2001-2 Demand Note Payment Amount and (ii) the Series 2001-2 Letter of Credit Liquidity Amount on the Series 2001-2 Letters of Credit by presenting to each Series 2001-2 Letter of Credit Provider a draft accompanied by a Certificate of Termination Date Demand and shall cause the Termination Date Disbursement to be deposited in the Series 2001-2 Cash Collateral Account; PROVIDED, HOWEVER, that if the Series 2001-2 Cash Collateral Account has been established and funded, the Trustee shall draw an amount equal to the product of (a) 100% minus the Series 2001-2 Cash Collateral Percentage and (b) the lesser of the amounts referred to in clause (i) or (ii) on such Business Day on the Series 2001-2 Letters of Credit as calculated by the Administrator and provided in writing to the Trustee.

            (e) DRAWS ON THE SERIES 2001-2 LETTERS OF CREDIT. If there is more than one Series 2001-2 Letter of Credit on the date of any draw on the Series 2001-2 Letters of Credit pursuant to the terms of this Supplement, the Administrator shall instruct the Trustee, in writing, to draw on each Series 2001-2 Letter of Credit in an amount equal to the Pro Rata Share of the Series 2001-2 Letter of Credit Provider issuing such Series 2001-2 Letter of Credit of the amount of such draw on the Series 2001-2 Letters of Credit.

            (f) ESTABLISHMENT OF SERIES 2001-2 CASH COLLATERAL ACCOUNT. On or prior to the date of any drawing under a Series 2001-2 Letter of Credit pursuant to SECTION 3.8(b), (c) or (d) above, AFC-II shall establish and maintain in the name of the Trustee for the benefit of the Series 2001-2 Noteholders and the Surety Provider, or cause to be established and maintained, an account (the "Series 2001-2 Cash Collateral Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2001-2 Noteholders and the Surety Provider. The Series 2001-2 Cash Collateral Account shall be maintained
      (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the

      Series 2001-2 Cash Collateral Account; PROVIDED that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depository institution or trust company shall be reduced to below BBB- by S&P or Baa3 by Moody's, then AFC-II shall, within 30 days of such reduction, establish a new Series 2001-2 Cash Collateral Account with a new Qualified Institution or a new segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2001-2 Cash Collateral Account. If a new Series 2001-2 Cash Collateral Account is established, AFC-II shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Series 2001-2 Cash Collateral Account into the new Series 2001-2 Cash Collateral Account.

            (g) ADMINISTRATION OF THE SERIES 2001-2 CASH COLLATERAL ACCOUNT. AFC-II may instruct (by standing instructions or otherwise) the institution maintaining the Series 2001-2 Cash Collateral Account to invest funds on deposit in the Series 2001-2 Cash Collateral Account from time to time in Permitted Investments; PROVIDED, HOWEVER, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 2001-2 Cash Collateral Account is held with the Paying Agent, in which case such investment may mature on such Distribution Date so long as such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments will be credited to the Series 2001-2 Cash Collateral Account and any such Permitted Investments that constitute (i) physical property (and that is not either a United States security entitlement or a security entitlement) shall be physically delivered to the Trustee; (ii) United States security entitlements or security entitlements shall be controlled by the Trustee pending maturity or disposition, and (iii) uncertificated securities (and not United States security entitlements) shall be delivered to the Trustee by causing the Trustee to become the registered holder of such securities. The Trustee shall, at the expense of AFC-II, take such action as is required to maintain the Trustee's security interest in the Permitted Investments credited to the Series 2001-2 Cash Collateral Account. AFC-II shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of principal of such Permitted Investment. In the absence of written investment instructions hereunder, funds on deposit in the Series 2001-2 Cash Collateral Account shall remain uninvested.

            (h) EARNINGS FROM SERIES 2001-2 CASH COLLATERAL ACCOUNT. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2001-2 Cash Collateral Account shall be deemed to be on deposit therein and available for distribution.

            (i) SERIES 2001-2 CASH COLLATERAL ACCOUNT SURPLUS. In the event that the Series 2001-2 Cash Collateral Account Surplus on any Distribution Date (or, after the Series 2001-2 Letter of Credit Termination Date, on any date) is greater than zero, the Trustee, acting in accordance with the written instructions of the Administrator, shall withdraw from the Series 2001-2 Cash Collateral Account an amount equal to the Series 2001-2 Cash Collateral Account Surplus and shall pay such amount: FIRST, to the Series 2001-2 Letter of Credit Providers to the extent of any unreimbursed drawings under the related Series 2001-2 Reimbursement Agreement, for application in accordance with the provisions of the related Series 2001-2 Reimbursement Agreement, and, SECOND, to AFC-II any remaining amount.

            (j) POST-SERIES 2001-2 LETTER OF CREDIT TERMINATION DATE WITHDRAWALS FROM THE SERIES 2001-2 CASH COLLATERAL ACCOUNT. If the Surety Provider notifies the Trustee in writing that the Surety Provider shall be required to pay a Preference Amount (as defined in the Surety Bond) under the Surety Bond, subject to the satisfaction of the conditions set forth in the next succeeding sentence, the Trustee shall withdraw from the Series 2001-2 Cash Collateral Account and pay to the Surety Provider an amount equal to the lesser of (i) the Series 2001-2 Available Cash Collateral Account Amount on such date and (ii) such Preference Amount. Prior to any withdrawal from the Series 2001-2 Cash Collateral Account pursuant to this
      SECTION 3.8(j), the Trustee shall have received a certified copy of the order requiring the return of such Preference Amount.

            (k) TERMINATION OF SERIES 2001-2 CASH COLLATERAL ACCOUNT. Upon the termination of this Supplement in accordance with its terms, the Trustee, acting in accordance with the written instructions of the Administrator, after the prior payment of all amounts owing to the Series 2001-2 Noteholders and to the Surety Provider and payable from the Series 2001-2 Cash Collateral Account as provided herein, shall withdraw from the Series 2001-2 Cash Collateral Account all amounts on deposit therein (to the extent not withdrawn pursuant to SECTION 3.8(i) above) and shall pay such amounts: FIRST, to the Series 2001-2 Letter of Credit Providers to the extent of any unreimbursed drawings under the related Series 2001-2 Reimbursement Agreement, for application in accordance with the provisions of the related Series 2001-2 Reimbursement Agreement, and, SECOND, to AFC-II any remaining amount.

            Section 3.9 SERIES 2001-2 DISTRIBUTION ACCOUNT. (a) ESTABLISHMENT OF SERIES 2001-2 DISTRIBUTION ACCOUNT. The Trustee shall establish and maintain in the name of the Series 2001-2 Agent for the benefit of the Series 2001-2 Noteholders and the Surety Provider, or cause to be established and maintained, an account (the "Series 2001-2 Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2001-2 Noteholders and the Surety Provider. The Series 2001-2 Distribution Account shall be maintained (i) with a Qualified Institution, or
(ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2001-2 Distribution Account; PROVIDED that, if at any time such Qualified Institution is no longer a Qualified Institution or the


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

credit rating of any securities issued by such depositary institution or trust company shall be reduced to below "BBB-" by Standard & Poor's or "A1" by Moody's, then AFC-II shall, within 30 days of such reduction, establish a new Series 2001-2 Distribution Account with a new Qualified Institution. If the Series 2001-2 Distribution Account is not maintained in accordance with the previous sentence, AFC-II shall establish a new Series 2001-2 Distribution Account, within ten (10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and shall instruct the Series 2001-2 Agent in writing to transfer all cash and investments from the non-qualifying Series 2001-2 Distribution Account into the new Series 2001-2 Distribution Account. Initially, the Series 2001-2 Distribution Account will be established with The Bank of New York.

            (b) ADMINISTRATION OF THE SERIES 2001-2 DISTRIBUTION ACCOUNT. The Administrator may instruct the institution maintaining the Series 2001-2 Distribution Account to invest funds on deposit in the Series 2001-2 Distribution Account from time to time in Permitted Investments; PROVIDED, HOWEVER, that any such investment shall mature not later than the Business Day for any Class of Series 2001-2 Notes next following the date on which such funds were received, unless any Permitted Investment held in the Series 2001-2 Distribution Account is held with the Paying Agent, then such investment may mature on such Distribution Date and such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments will be credited to the Series 2001-2 Distribution Account.

            (c) EARNINGS FROM SERIES 2001-2 DISTRIBUTION ACCOUNT. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2001-2 Distribution Account shall be deemed to be on deposit and available for distribution.

            (d) SERIES 2001-2 DISTRIBUTION ACCOUNT CONSTITUTES ADDITIONAL COLLATERAL FOR SERIES 2001-2 NOTES. In order to secure and provide for the repayment and payment of the AFC-II Obligations with respect to the Series 2001-2 Notes, AFC-II hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Series 2001-2 Agent, for the benefit of the Series 2001-2 Noteholders and the Surety Provider, all of AFC-II's right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2001-2 Distribution Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2001-2 Distribution Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2001-2 Distribution Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2001-2 Distribution Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the "Series


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

2001-2 Distribution Account Collateral"). The Series 2001-2 Agent shall possess all right, title and interest in all funds on deposit from time to time in the Series 2001-2 Distribution Account and in and to all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2001-2 Distribution Account. The Series 2001-2 Distribution Account Collateral shall be under the sole dominion and control of the Series 2001-2 Agent for the benefit of the Series 2001-2 Noteholders and the Surety Provider.

            Section 3.10 SERIES 2001-2 INTEREST RATE CAPS. (a) On the Series 2001-2 Closing Date, AFC-II shall acquire one or more interest rate caps (each a "Series 2001-2 Interest Rate Cap") from a Qualified Interest Rate Cap Counterparty. The aggregate initial notional amount of all Series 2001-2 Interest Rate Caps shall equal or exceed the Series 2001-2 Invested Amount, and at any time after the Series 2001-2 Revolving Period, the aggregate notional amount of all Series 2001-2 Interest Rate Caps may be reduced pursuant to the related Series 2001-2 Interest Rate Cap but shall not at any time be less than the Series 2001-2 Invested Amount. The strike rate of each Series 2001-2 Interest Rate Cap shall not be greater than 7.0%. Each Series 2001-2 Interest Rate Cap will be required to have a termination date no earlier than the Series 2001-2 Termination Date.

            (b) If, at any time, an Interest Rate Cap Counterparty does not have at least one of (x) a short-term unsecured debt rating of at least "A-1" or (y) a long-term unsecured debt rating of at least "A+" or (z) a counterparty rating of "AAA", in each case, from Standard & Poor's, then AFC-II shall cause the Interest Rate Cap Counterparty within 30 days following such occurrence, at the Interest Rate Cap Counterparty's expense, to do one of the following (the choice of such action to be determined by the Interest Rate Cap Counterparty) (i) obtain a replacement interest rate cap on the same terms as the Series 2001-2 Interest Rate Cap from a Qualified Interest Rate Cap Counterparty and simultaneously with such replacement AFC-II shall terminate the Series 2001-2 Interest Rate Cap being replaced or (ii) enter into any arrangement satisfactory to Standard & Poor's, Moody's and the Surety Provider, which is sufficient to maintain or restore the immediately prior Shadow Rating; PROVIDED that no termination of the Series 2001-2 Interest Rate Cap shall occur until AFC-II has entered into a replacement Series 2001-2 Interest Rate Cap. Each Series 2001-2 Interest Rate Cap must provide that if the Interest Rate Cap Counterparty is required to take any of the actions described in clause (i) or (ii) of the preceding sentence and such action is not taken within 30 days, then the Interest Rate Cap Counterparty must, until a replacement Series 2001-2 Interest Rate Cap is executed and in effect, collateralize its obligations under such Series 2001-2 Interest Rate Cap in an amount equal to the greatest of (i) the marked to market value of such Series 2001-2 Interest Rate Cap, (ii) the next payment due from the Interest Rate Cap Counterparty and (iii) 1% of the notional amount of such Series 2001-2 Interest Rate Cap.

            (c) If, at any time, an Interest Rate Cap Counterparty is not a Moody's Qualified Interest Rate Cap Counterparty, then AFC-II shall cause the Interest Rate Cap Counterparty within 30 days following such occurrence, at such Interest Rate Cap

Counterparty's expense and its option, to do one of the following (the choice of such action to be determined by the Interest Rate Cap Counterparty) (i) enter into a replacement Series 2001-2 Interest Rate Cap with a Qualified Interest Rate Cap Counterparty on substantially similar terms to the Series 2001-2 Interest Rate Cap being replaced, and simultaneously with such replacement, AFC-II shall terminate the Series 2001-2 Interest Rate Cap being replaced, (ii) obtain a guaranty of the obligations of the Interest Rate Cap Counterparty under its Series 2001-2 Interest Rate Cap from another person who qualifies as a Qualified Interest Rate Cap Counterparty, (iii) enter into a collateral agreement with the Interest Rate Cap Counterparty, the Surety Provider and a third party collateral agent if necessary, in form and substance and with collateral acceptable to the Surety Provider to post and maintain collateral, in an amount at least equal to the then marked to market value of the Series 2001-2 Interest Rate Cap in form and substance satisfactory to the Surety Provider or
(iv) enter into any arrangement satisfactory to Standard & Poor's, Moody's and the Surety Provider.

            (d) If (w) the long-term senior and unsecured debt rating of the Interest Rate Cap Counterparty falls below "A1" from Moody's or "A+" by Standard & Poor's, (x) the short-term senior and unsecured debt rating of the Interest Rate Cap Counterparty falls below "P-1" from Moody's or "A-1" from Standard & Poor's, (y) the long-term senior and unsecured debt rating of the Interest Rate Cap Counterparty falls below "Aa3" from Moody's and the short-term senior and unsecured debt of the Interest Rate Cap Counterparty is not rated at least "P-1" from Moody's, or (z) the long-term senior and unsecured debt rating of the Interest Rate Cap Counterparty falls below "AA-" from Standard & Poor's and the short-term senior and unsecured debt of the Interest Rate Cap Counterparty is not rated at least "A-1" from Standard & Poor's, then, in each case AFC-II shall cause the Interest Rate Cap Counterparty within 30 days following such occurrence to do one of the following (the choice of such action to be determined by the Interest Rate Cap Counterparty) (i) enter into a replacement Series 2001-2 Interest Rate Cap with a Qualified Interest Rate Cap Counterparty on substantially similar terms to the Series 2001-2 Interest Rate Cap being replaced, and simultaneously with such replacement, AFC-II shall terminate the Series 2001-2 Interest Rate Cap being replaced, (ii) obtain a guaranty of the obligations of the Interest Rate Cap Counterparty under the Series 2001-2 Interest Rate Cap from another person who qualifies as a Qualified Interest Rate Cap Counterparty, (iii) enter into a collateral agreement with the Interest Rate Cap Counterparty, the Surety Provider and a third party collateral agent if necessary, in form and substance and with collateral acceptable to the Surety Provider to post and maintain collateral, in an amount at least equal to the then marked to market value of the Series 2001-2 Interest Rate Cap or (iv) enter into any arrangement satisfactory to Standard & Poor's, Moody's and the Surety Provider. If the Interest Rate Cap Counterparty fails to take any of the actions described in clauses (i) through (iv) of the preceding sentence upon the occurrence of any of the events described in clauses (w) through (z) of the preceding sentence, or if at any time the long-term senior and unsecured debt rating of the Interest Rate Cap Counterparty is withdrawn or falls below "Baa1" by Moody's or "BBB+" by Standard & Poor's, then the Surety Provider may terminate the Series 2001-2 Interest Rate Cap; PROVIDED, HOWEVER, that such Series 2001-2 Interest Rate Cap shall not terminate until the completion of either (A) or (B) below: (A) the Interest Rate Cap Counterparty, or AFC-II at the direction of the Surety Provider, and in each case at the expense of the Interest Rate Cap Counterparty, obtains a replacement Series 2001-2 Interest Rate Cap with a Qualified Interest Rate Cap Counterparty on substantially similar terms to the Series 2001-2 Interest Rate Cap being replaced (or with modifications acceptable to the Surety Provider) or (B) the Interest Rate Cap Counterparty at its expense enters into any arrangement satisfactory to Standard & Poor's, Moody's and the Surety Provider.

            (e) To secure payment of all obligations to the Series 2001-2 Noteholders and the Surety Provider, AFC-II grants a security interest in, and assigns, pledges, grants, transfers and sets over to the Series 2001-2 Agent, for the benefit of the Series 2001-2 Noteholders and the Surety Provider, all of AFC-II's right, title and interest in each Series 2001-2 Interest Rate Cap and all proceeds thereof (the "Series 2001-2 Interest Rate Cap Collateral"). AFC-II shall require all Series 2001-2 Interest Rate Cap Proceeds to be paid to, and the Trustee shall allocate all Series 2001-2 Interest Rate Cap Proceeds to, the Series 2001-2 Accrued Interest Account of the Collection Account.

            Section 3.11 SERIES 2001-2 ACCOUNTS PERMITTED INVESTMENTS. AFC-II shall not, and shall not permit, funds on deposit in the Series 2001-2 Accounts to be invested in:

                  (i) Permitted Investments that do not mature at least one Business Day before the next Distribution Date;

                  (ii) demand deposits, time deposits or certificates of deposit with a maturity in excess of 360 days;

                  (iii) commercial paper which is not rated at least "P-1" by Moody's;

                  (iv) money market funds or eurodollar time deposits which are not rated at least "AAAm" by Standard & Poor's;

                  (v) eurodollar deposits that are not rated at least "P-1" by Moody's or that are with financial institutions not organized under the laws of a G-7 nation; or

                  (vi) any investment, instrument or security not otherwise listed in clause (i) through (vi) of the definition of "Permitted Investments" in the Base Indenture that is not approved in writing by the Surety Provider.

            Section 3.12 CALCULATION OF MAXIMUM AUCTION RATE AND OVERDUE RATE. The Auction Agent shall calculate the Maximum Auction Rate on each Auction Date in accordance with the Auction Agent Agreement. If the Series 2001-2 Notes of any Class are no longer represented by one or more Global Notes, the Trustee shall calculate the

Maximum Auction Rate for the Series 2001-2 Notes of such Class on the Business Day immediately preceding the first day of each Subsequent Auction Rate Period therefor commencing after the delivery of Definitive Notes representing the Series 2001-2 Notes of such Class pursuant to Section 2.18 of the Base Indenture. If a Surety Default shall have occurred, the Trustee, upon written notice thereof, shall calculate the Overdue Rate (i) as of the first day of the Subsequent Auction Rate Period for the Series 2001-2 Notes of any Class commencing on or immediately prior to the date on which such Surety Default shall have occurred, and (ii) on the first day of any Subsequent Auction Rate Period for the Series 2001-2 Notes of any Class commencing after the occurrence of such Surety Default to and including the Subsequent Auction Rate Period therefor, if any, commencing less then two Business Days after the Surety Default is cured.

            Section 3.13 DESIGNATION OF SPECIAL AUCTION RATE PERIODS.

            (a) At any time prior to the commencement of the Series 2001-2 Rapid Amortization Period AFC-II, at its option, may designate any succeeding Subsequent Auction Rate Period for the Series 2001-2 Notes of any Class as a Special Auction Rate Period.

            (b) In the event AFC-II wishes to designate a Subsequent Auction Rate Period for the Series 2001-2 Notes of any Class as a Special Auction Rate Period, but the day next succeeding what would otherwise be the last day of such Special Auction Rate Period is not a Wednesday that is a Business Day, then AFC-II shall designate such Subsequent Auction Rate Period as a Special Auction Rate Period consisting of the period commencing on the first day next succeeding the end of the immediately preceding Auction Rate Period and ending on the next succeeding day that is a Business Day preceding what would otherwise be such last day and that is followed by a Wednesday that is a Business Day.

            (c) If AFC-II proposes to designate any succeeding Subsequent Auction Rate Period for the Series 2001-2 Notes of any Class as a Special Auction Rate Period pursuant to Section 3.12(a) of this Supplement, not less than 6 (or such lesser number of days as may be agreed to from time to time by the Auction Agent) nor more than 30 Business Days prior to the date AFC-II proposes to designate as the first day of such Special Auction Rate Period (which shall be the day that would otherwise be the first day of the next succeeding Auction Rate Period for the Series 2001-2 Notes of such Class), AFC-II shall give written notice (which notice may be by facsimile) in substantially the form of Exhibit C-1 to this Supplement to the Trustee and the Auction Agent. Each such notice shall state (i) that AFC-II may exercise its option to designate a succeeding Subsequent Auction Rate Period with respect to the Series 2001-2 Notes of such Class as a Special Auction Rate Period, specifying the first and last days thereof, and the conditions thereto and (ii) that AFC-II will, by 11:00 a.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Auction Rate Period (or by such later time or date, or both, as may be agreed to by the Auction Agent) will notify the Auction Agent of either (x) its determination, to exercise such option, in which case, AFC-II shall specify the Special Auction Rate Period designated, or
(y) its determination not to exercise such option.

            (d) No later than 11:00 a.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Auction Rate Period as to which notice has been given with respect to the Series 2001-2 Notes of any Class as set forth in Section 3.13(c) of this Supplement (or such later time or date, or both, as may be agreed to by the Auction Agent), AFC-II shall deliver (which delivery may be by facsimile) to the Auction Agent either:

                  (i) a notice in substantially the form of Exhibit C-2 to this Supplement stating (1) that AFC-II has determined to designate the next succeeding Auction Rate Period for the Series 2001-2 Notes of such Class as a Special Auction Rate Period, specifying the same and the first and last days thereof, (2) the Auction Date immediately prior to the first day of such Special Auction Rate Period, (3) that such Special Auction Rate Period shall not commence if (x) an Auction shall not be held on such Auction Date for any reason or (y) an Auction shall be held on such Auction Date but Sufficient Bids shall not exist in such Auction and (4) the Distribution Date(s) with respect to the Series 2001-2 Notes of such Class during such Special Auction Rate Period; or

                  (ii) a notice in substantially the form of Exhibit C-3 to this Supplement stating that AFC-II has determined not to exercise its option to designate a Special Auction Rate Period and that the next succeeding Auction Rate Period for the Series 2001-2 Notes of such Class shall be a Standard Auction Rate Period for the Series 2001-2 Notes of such Class.

            (e) If AFC-II fails to deliver either of the notices described in
Section 3.13(d)(i) or (ii) of this Supplement with respect to any designation of any proposed Special Auction Rate Period to the Auction Agent by 11:00 a.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Auction Rate Period (or by such later time or date, or both, as may be agreed to by the Auction Agent), AFC-II shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Auction Rate Period to the effect set forth in Section 3.13(d)(ii) of this Supplement.

            Section 3.14 SERIES 2001-2 DEMAND NOTES CONSTITUTE ADDITIONAL COLLATERAL FOR SERIES 2001-2 NOTES.

            In order to secure and provide for the repayment and payment of the obligations with respect to the Series 2001-2 Notes, AFC-II hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2001-2 Noteholders and the Surety Provider, all of AFC-II's right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2001-2 Demand Notes; (ii) all certificates and instruments, if any, representing or evidencing the Series 2001-2 Demand Notes; and (iii) all proceeds of any and all of the foregoing, including, without limitation, cash. On the date hereof, AFC-II shall deliver to the Trustee, for the benefit of the Series 2001-2 Noteholders and the Surety Provider, the Series 2001-2 Demand Note, endorsed in blank. The Trustee, for the benefit of the Series 2001-2 Noteholders and the Surety Provider, shall be the only Person authorized to make a demand for payments on the Series 2001-2 Demand Notes.

                                   ARTICLE IV

                               AMORTIZATION EVENTS

            In addition to the Amortization Events set forth in Section 9.1 of the Base Indenture, any of the following shall be an Amortization Event with respect to the Series 2001-2 Notes and collectively shall constitute the Amortization Events set forth in Section 9.1(n) of the Base Indenture with respect to the Series 2001-2 Notes (without notice or other action on the part of the Trustee or any holders of the Series 2001-2 Notes) and shall not be subject to waiver:

            (a) a Series 2001-2 Enhancement Deficiency shall occur and continue for at least two (2) Business Days; provided, however, that such event or condition shall not be an Amortization Event if (i) during such two (2) Business Day period such Series 2001-2 Enhancement Deficiency shall have been cured in accordance with the terms and conditions of the Indenture and the Related Documents;

            (b) the Series 2001-2 Liquidity Amount shall be less than the Series 2001-2 Required Liquidity Amount for at least two (2) Business Days; PROVIDED, HOWEVER, that such event or condition shall not be an Amortization Event if (i) during such two (2) Business Day period such insufficiency shall have been cured in accordance with the terms and conditions of the Indenture and the Related Documents;

            (c) the Collection Account, the Series 2001-2 Collection Account, the Series 2001-2 Excess Collection Account or the Series 2001-2 Reserve Account shall be subject to an injunction, estoppel or other stay or a Lien (other than Liens permitted under the Related Documents);

            (d) all principal of and interest on the Series 2001-2 Notes of any Class is not paid in full on or before May 1, 2006;

            (e) the Trustee shall make a demand for payment under the Surety
Bond;

            (f) the Series 2001-2 Invested Amount exceeds $450,000,000 as of any date after November 1, 2005;

            (g) the occurrence of an Event of Bankruptcy with respect to the Surety Provider;

            (h) the Surety Provider fails to pay a demand for payment in accordance with the requirements of the Surety Bond;

            (i) a Series 2001-2 Enhancement Deficiency shall continue for at least two (2) Business Days, excluding from the calculation thereof one or more of the following amounts:

                  (i) any cash or Permitted Investments on deposit in the Series 2001-2 Excess Collection Account, the Series 2001-2 Cash Collateral Account or the Series 2001-2 Reserve Account if at the time of such calculation the Series 2001-2 Excess Collection Account, the Series 2001-2 Cash Collateral Account or the Series 2001-2 Reserve Account, as the case may be, shall be subject to an injunction, estoppel or other stay or a Lien (other than Liens permitted under the Related Documents) (each, a "Restrictive Action"); and

                  (ii) the amount available to be drawn under any Series 2001-2 Letter of Credit if at the time of such calculation (A) such Series 2001-2 Letter of Credit shall not be in full force and effect, (B) an Event of Bankruptcy shall have occurred with respect to the Series 2001-2 Letter of Credit Provider of such Series 2001-2 Letter of Credit or (C) such Series 2001-2 Letter of Credit Provider shall have repudiated such Series 2001-2 Letter of Credit or refused to honor a proper draw thereon; and

            (j) the Series 2001-2 Liquidity Amount shall be less than the Series 2001-2 Required Liquidity Amount for at least two (2) Business Days, excluding from the calculation thereof one or more of the following amounts:

                  (i) any cash or Permitted Investments on deposit in the Series 2001-2 Excess Collection Account, the Series 2001-2 Cash Collateral Account or the Series 2001-2 Reserve Account if at the time of such calculation the Series 2001-2 Excess Collection Account, the Series 2001-2 Cash Collateral Account or the Series 2001-2 Reserve Account, as the case may be, shall be subject to a Restrictive Action; and

                  (ii) the amount available to be drawn under any Series 2001-2 Letter of Credit if at the time of such calculation (A) such Series 2001-2 Letter of Credit shall not be in full force and effect, (B) an Event of Bankruptcy shall have occurred with respect to the Series 2001-2 Letter of Credit Provider of such Series 2001-2 Letter of Credit or (C) such Series 2001-2 Letter of Credit Provider shall have repudiated such Series 2001-2 Letter of Credit or refused to honor a proper draw thereon.

                                    ARTICLE V

                                   [RESERVED]

                                   ARTICLE VI

                           FORM OF SERIES 2001-2 NOTES

            RESTRICTED GLOBAL SERIES 2001-2 NOTES. The Series 2001-2 Notes will be issued in book-entry form and represented by one or more permanent global Notes in fully registered form without interest coupons (each, a "Class A-1 Restricted Global Note", a "Class A-2 Restricted Global Note", a "Class A-3 Restricted Global Note" or a "Class A-4 Restricted Global Note", as the case may
be), substantially in the form set forth in EXHIBIT A hereto, with such legends as may be applicable thereto as set forth in the Base Indenture, and shall be deposited on behalf of the purchasers of the Series 2001-2 Notes represented thereby, with a custodian for DTC, and registered in the name of Cede & Co. as DTC's nominee, duly executed by AFC-II and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Interests in a Restricted Global Series 2001-2 Note will be exchangeable for definitive Series 2001-2 Notes in accordance with the provisions of the Base Indenture (as modified by this Series Supplement). The sale of any Series 2001-1 Notes is limited to Persons who have executed and delivered a Purchaser's Letter to one of the Broker-Dealers or Agents.

            So long as the Series 2001-2 Notes of any Class are represented by a Global Note, an Existing Noteholder of such Class of Series 2001-2 Notes may sell, transfer or otherwise dispose of Series 2001-2 Notes of such Class only to AFC-II (pursuant to a redemption or otherwise), pursuant to a Bid or Sell Order placed in an Auction or to or through a Broker-Dealer; PROVIDED, HOWEVER, that in the case of all transfers to or through a Broker-Dealer, that Broker-Dealer shall advise the Auction Agent of such transfer. If the Series 2001-2 Notes of any Class are no longer represented by a Global Note, the Series 2001-2 Notes of such Class may be sold only in reliance from an exemption from the registration requirements of the Securities Act.

                                   ARTICLE VII

                                     GENERAL

            Section 7.1 OPTIONAL REDEMPTION. AFC-II may, at its option, redeem the Series 2001-2 Notes of any Class, as a whole at any time, or in part from time to time during the Series 2001-2 Revolving Period, on any Principal Distribution Date for the Series 2001-2 Notes of such Class, with funds deposited in the Series 2001-2 Distribution Account pursuant to Section 2.2 of this Supplement, at 100% of the principal amount thereof, together with interest accrued and unpaid thereon to the date fixed for redemption; PROVIDED, HOWEVER that AFC-II shall only be permitted to redeem the Series

2001-2 Notes of any Class pursuant to this Section 7.1, if after giving effect to such redemption, either (i) such Class of Series 2001-2 Notes shall have been redeemed in full or (ii) the aggregate principal amount of the Series 2001-2 Notes of such Class if after giving effect to such redemption would equal or exceed the Series 2001-2 Minimum Invested Amount; PROVIDED, FURTHER, that, in the event the AFC-II shall at any time optionally redeem any Class of Series 2001-2 Notes in full, such redemption shall be permanent, and at no time following such optional redemption in full may AFC-II issue Additional Auction Rate Notes of such Class. The amount of any such redemption of Series 2001-2 Notes must be in minimum denominations of $50,000 and integral multiples of $50,000 in excess thereof, and shall not exceed the amount on deposit in the Series 2001-2 Excess Collection Account.

            Section 7.2 MANDATORY REDEMPTION. On the first Principal Distribution Date with respect to the Series 2001-2 Notes of each Class occurring on or after each First Potential Series 2001-2 Redemption Date, commencing with the First Potential Series 2001-2 Redemption Date occurring in the month in which the Initial Rapid Principal Determination Date occurs, AFC-II shall redeem Series 2001-2 Notes of such Class in an aggregate principal amount equal to the amount to be deposited into the Series 2001-2 Distribution Account in respect of Series 2001-2 Notes of such Class on such Principal Distribution Date pursuant to Sections 3.5(a) and (b) of this Supplement at 100% of the principal amount thereof, together with accrued and unpaid interest thereon to the date fixed for redemption.

            Section 7.3 NOTICE OF REDEMPTION. AFC-II shall give notice of any redemption of the Series 2001-2 Notes of any Class pursuant to Section 7.1 or
7.2 of this Supplement not less than five Business Days and not more than 30 Business Days prior to the date fixed for such redemption to the Broker-Dealer, the Auction Agent, the Series 2001-2 Noteholders of such Class and the Surety Provider. Each notice of redemption shall state (i) the Principal Distribution Date fixed for redemption of the Series 2001-2 Notes being redeemed and the aggregate principal amount of the Series 2001-2 Notes of such Class being redeemed (which shall be in integral multiples of $50,000). AFC-II shall not give a notice of redemption of the Series 2001-2 Notes of any Class unless it shall have on deposit in the Series 2001-2 Excess Collection Account and the Series 2001-2 Collection Account on the date of such notice sufficient funds available to redeem such Series 2001-2 Notes of such Class.

            Section 7.4 EXHIBITS. The following exhibits attached hereto supplement the exhibits included in the Indenture.

            EXHIBIT A: Form of Restricted Global Series 2001-2 Note

            EXHIBIT B: [Reserved]

            EXHIBIT C: Forms of Notices

            EXHIBIT D: Form of Letter of Credit

            EXHIBIT E: Form of Lease Payment Deficit Notice

            EXHIBIT F: Form of Demand Notice

            Section 7.5 INFORMATION.

            (a) On or before each Determination Date AFC-II shall furnish to the Trustee a Distribution Date Statement with respect to the Series 2001-2 Notes of such Class, including the following information:

                  (i) the Series 2001-2 Invested Percentage with respect to
            Interest Collections for the period from and including the immediately preceding Determination Date to but excluding such Determination Date (such period, the "Interest Reporting Period");

                  (ii) the total amount of Interest Collections available to be distributed to Series 2001-2 Noteholders during the Interest Reporting Period;

                  (iii) the amount of such distribution of Interest Collections allocable to the Series 2001-2 Notes of each Class;

                  (iv) the amount of such allocation to be distributed to the
            Series 2001-2 Noteholders of each Class in respect of interest on the Series 2001-2 Notes of such Class on the Distribution Date for such Class occurring during the period from and including the Program Distribution Date related to such Determination Date to but excluding the next succeeding Distribution Date;

                  (v) the Series 2001-2 Invested Percentage with respect to
            Principal Collections for the period from and including the immediately preceding Program Distribution Date to but excluding the Program Distribution Date related to such Determination Date (such period, the "Principal Reporting Period");

                  (vi) the total amount of Principal Collections available to be distributed to Series 2001-2 Noteholders during the Principal Reporting Period;

                  (vii) the amount of such distribution of Principal Collections allocable to the Series 2001-2 Notes of each Class; and

                  (viii) the amount of such allocation to be applied to a
            redemption of the Series 2001-2 Notes of each Class on any Principal Distribution Date for such Class occurring during the period from and including the Program Distribution Date related to such Determination Date to but excluding the next succeeding Distribution Date.

            (b) The Trustee shall provide to the Series 2001-2 Noteholders, or their designated agent, and the Surety Provider copies of all information furnished to the Trustee or AFC-II pursuant to the Related Documents, as such information relates to the Series 2001-2 Notes or the Series 2001-2 Collateral. In connection with any Preference Amount payable under the Surety Bond, the Trustee shall furnish to the Surety Provider its records evidencing the distributions of principal of and interest on the Series 2001-2 Notes that have been made and subsequently recovered from Series 2001-2 Noteholders and the dates on which such payments were made.

            Section 7.6 RATIFICATION OF BASE INDENTURE. As supplemented by this Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Supplement shall be read, taken, and construed as one and the same instrument.

            Section 7.7 COUNTERPARTS. This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

            Section 7.8 GOVERNING LAW. This Supplement shall be construed in accordance with the law of the State of New York (without giving effect to the provisions thereof regarding conflicts of laws), and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

            Section 7.9 AMENDMENTS. This Supplement may be modified or amended from time to time with the consent of the Surety Provider and in accordance with the terms of the Base Indenture; PROVIDED, HOWEVER, that if, pursuant to the terms of the Base Indenture or this Supplement, the consent of the Required Noteholders is required for an amendment or modification of this Supplement, such requirement shall be satisfied if such amendment or modification is consented to by the Series 2001-2 Noteholders representing more than 50% of the aggregate outstanding principal amount of the Series 2001-2 Notes affected thereby.

            Section 7.10 DISCHARGE OF INDENTURE. Notwithstanding anything to the contrary contained in the Base Indenture, no discharge of the Indenture pursuant to Section 11.1(b) of the Base Indenture will be effective as to the Series 2001-2 Notes without the consent of the Required Noteholders.

            Section 7.11 NOTICE TO SURETY PROVIDER AND RATING AGENCIES. The Trustee shall provide to the Surety Provider and each Rating Agency a copy of each notice, opinion of counsel, certificate or other item delivered to, or required to be provided by, the Trustee pursuant to this Supplement or any other Related Document. Each such opinion of counsel shall be addressed to the Surety Provider, shall be from counsel reasonably acceptable to the Surety Provider and shall be in form and substance reasonably acceptable to the Surety Provider. All such notices, opinions, certificates or other items delivered to the Surety Provider shall be forwarded to Ambac Assurance Corporation, One State Street Plaza, New York, New York 10004, Attention: General Counsel, telephone: (212) 668-0430.

            Section 7.12 CERTAIN RIGHTS OF SURETY PROVIDER. The Surety Provider shall be deemed to be an Enhancement Provider entitled to receive confirmation of the rating on the Series 2001-2 Notes (without regard to the Surety Bond) pursuant to the definition of "Rating Agency Confirmation Condition." In addition, the Surety Provider shall be deemed to be an Enhancement Provider entitled to exercise the consent rights described in clause (ii) of the definition of "Rating Agency Consent Condition."

            Section 7.13 SURETY PROVIDER DEEMED NOTEHOLDER AND SECURED PARTY. Except for any period during which a Surety Default is continuing, the Surety Provider shall be deemed to be the holder of 100% of the Series 2001-2 Notes for the purposes of giving any consents, waivers, approvals, instructions, directions, requests, declarations and/or notices pursuant to the Base Indenture and this Supplement. Any reference in the Base Indenture or the Related Documents (including, without limitation, in Sections 2.3, 8.14, 9.1, 9.2 or
12.1 of the Base Indenture) to materially, adversely, or detrimentally affecting the rights or interests of the Noteholders, or words of similar meaning, shall be deemed, for purposes of the Series 2001-2 Notes, to refer to the rights or interests of the Surety Provider. The Surety Provider shall constitute an "Enhancement Provider" with respect to the Series 2001-2 Notes for all purposes under the Indenture and the other Related Documents. Furthermore, the Surety Provider shall be deemed to be a "Secured Party" under the Base Indenture and the Related Documents to the extent of amounts payable to the Surety Provider pursuant to this Supplement and the Insurance Agreement shall constitute an "Enhancement Agreement" with respect to the Series 2001-2 Notes for all purposes under the Indenture and the Related Documents. Moreover, wherever in the Related Documents money or other property is assigned, conveyed, granted or held for, a filing is made for, action is taken for or agreed to be taken for, or a representation or warranty is made for the benefit of the Noteholders, the Surety Provider shall be deemed to be the Noteholder with respect to 100% of the Series 2001-2 Notes for such purposes.

            Section 7.14 CAPITALIZATION OF AFC-II. (a) AFC-II agrees that on the Series 2001-2 Closing Date it will have capitalization in an amount equal to or greater than 3% of the sum of (x) the Series 2001-2 Invested Amount and (y) the invested amount of the Series 1997-1 Notes, the Series 1998-1 Notes, the Series 2000-1 Notes, the Series 2000-2 Notes, the Series 2000-3 Notes, the Series 2000-4 Notes and the Series 2001-1 Notes.

            (b) AFC-II represents that, on the Series 2001-2 Closing Date, it received capital contributions from (i) AESOP Leasing in the amount of $12,250,000 and (ii) Original AESOP in the amount of $250,000.

            (c) On any date following the Series 2001-2 Closing Date that AFC-II desires to issue Additional Series 2001-2 Notes in an amount which would cause the

Series 2001-2 Invested Amount to exceed the Highest Series 2001-2 Invested Amount as of such date, then as a condition precedent to the issuance of the Additional Series 2001-2 Notes which would cause the Series 2001-2 Invested Amount to exceed such Highest Series 2001-2 Invested Amount, AFC-II shall have received capital contributions in connection with such issuance in an amount equal to or greater than the product of (1) 10% and (2) the excess of (i) the Series 2001-2 Invested Amount which would result from the issuance of the Additional Series 2001-2 Notes OVER (ii) the Highest Series 2001-2 Invested Amount in effect as of such date.

            Section 7.15 SERIES 2001-2 REQUIRED NON-PROGRAM ENHANCEMENT PERCENTAGE. AFC-II agrees that it will not make any Loan under any Loan Agreement to finance the acquisition of any Vehicle by AESOP Leasing, AESOP Leasing II or ARAC, as the case may be, if, after giving effect to the making of such Loan, the acquisition of such Vehicle and the inclusion of such Vehicle under the relevant Lease, the Series 2001-2 Required Non-Program Enhancement Percentage would exceed 25.0%.

            Section 7.16 THIRD PARTY BENEFICIARY. The Surety Provider is an express third party beneficiary of (i) the Base Indenture to the extent of provisions relating to any Enhancement Provider and (ii) this Supplement.

            Section 7.17 PRIOR NOTICE BY TRUSTEE TO SURETY PROVIDER. Subject to
Section 10.1 of the Base Indenture, the Trustee agrees that, so long as no Amortization Event shall have occurred and be continuing with respect to any Series of Notes other than the Series 2001-2 Notes, it shall not exercise any rights or remedies available to it as a result of the occurrence of an Amortization Event with respect to the Series 2001-2 Notes (except those set forth in clauses (f) and (g) of Article IV of this Supplement) or a Series 2001-2 Limited Liquidation Event of Default until after the Trustee has given prior written notice thereof to the Surety Provider and obtained the direction of the Required Noteholders with respect to the Series 2001-2 Notes. The Trustee agrees to notify the Surety Provider promptly following any exercise of rights or remedies available to it as a result of the occurrence of any Amortization Event or a Series 2001-2 Limited Liquidation Event of Default.

            Section 7.18 EFFECT OF PAYMENTS BY THE SURETY PROVIDER; SUBROGATION.
(a) Anything herein to the contrary notwithstanding, any distribution of principal of or interest on the Series 2001-2 Notes that is made with moneys received pursuant to the terms of the Surety Bond shall not (except for the purpose of calculating the Insured Principal Deficit Amount) be considered payment of the Series 2001-2 Notes by the AFC-II. The Trustee acknowledges that, without the need for any further action on the part of the Surety Provider, (i) to the extent the Surety Provider makes payments, directly or indirectly, on account of principal of or interest on the Series 2001-2 Notes to the Trustee for the benefit of the Series 2001-2 Noteholders or to the Series 2001-2 Noteholders (including any Preference Amounts as defined in the Surety Bond), the Surety Provider will be fully subrogated to the rights of such Series 2001-2 Noteholders to receive such principal and interest and will be deemed to the extent of the payments so made to be a Series 2001-2 Noteholder and (ii) the Surety Provider shall be paid principal and interest in its capacity as a Series 2001-2 Noteholder until all such payments by the Surety Provider have been fully reimbursed, but only from the sources and in the manner provided herein for the distribution of such principal and interest and in each case only after the Series 2001-2 Noteholders have received all payments of principal and interest due to them hereunder on the related Distribution Date.

            (b) In furtherance of and not in limitation of the Surety Provider's equitable right of subrogation, each of the Trustee and AFC-II acknowledge that, to the extent of any payment made by the Surety Provider under the Surety Bond with respect to interest on or principal of the Series 2001-2 Notes (including any Preference Amount, as defined in the Surety Bond), the Surety Provider is to be fully subrogated to the extent of such payment and any additional interest due on any late payment, to the rights of the Series 2001-2 Noteholders under the Indenture. Each of AFC-II and the Trustee agree to take such actions as the Surety Provider may reasonably request in writing to evidence such subrogation.

            Section 7.19 SERIES 2001-2 DEMAND NOTES. (a) Other than pursuant to a demand thereon pursuant to SECTION 3.5 of this Supplement, AFC-II shall not reduce the amount of the Series 2001-2 Demand Notes or forgive amounts payable thereunder so that the outstanding principal amount of the Series 2001-2 Demand Notes after such reduction or forgiveness is less than the greater of the Series 2001-2 Letter of Credit Liquidity Amount. AFC-II shall not agree to any amendment of the Series 2001-2 Demand Notes without first satisfying the Rating Agency Confirmation Condition and the Rating Agency Consent Condition.

            (b) On the date of any Increase made in accordance with Section 2.1, AFC-II may accept additional Series 2001-2 Demand Notes as a capital contribution, which shall satisfy the provisions of Section 7.14(b); PROVIDED that any such additional Series 2001-2 Demand Notes shall be supported by a Series 2001-2 Letter of Credit issued by a Series 2001-2 Eligible Letter of Credit Provider in an amount at least equal to the excess of the Series 2001-2 Required Liquidity Amount (after giving effect to the Increase on such date) over the sum of (i) the Series 2001-2 Liquidity Amount on such date (prior to giving effect to the Increase) and any amounts contributed in cash to AFC-II on such date.

            Section 7.20 TERMINATION OF SUPPLEMENT. This Supplement shall cease to be of further effect when all outstanding Series 2001-2 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost or stolen Series 2001-2 Notes which have been replaced or paid) to the Trustee for cancellation, AFC-II has paid all sums payable hereunder, the Surety Provider has been paid all Surety Provider Fees and all other Surety Provider Reimbursement Amounts due under the Insurance Agreement and, if the Series 2001-2 Demand Note Payment Amount on the Series 2001-2 Letter of Credit Termination Date was greater than zero, all amounts have been withdrawn from the Series 2001-2 Cash Collateral Account in accordance with SECTION 3(8)(i) of this Supplement.

            Section 7.21 ENDORSEMENT TO SURETY BOND. The Trustee acknowledges and agrees to the endorsement to the Surety Bond amending the definition of "Deficiency Amount" executed in connection with this Supplement, which conforms the Surety Bond to the amendments made hereto.

            IN WITNESS WHEREOF, AFC-II and the Trustee have caused this Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                              AESOP FUNDING II L.L.C.

                                              By /s/ Dean A. Chrsitainsen
                                                 ------------------------
                                              Title: President

                                              THE BANK OF NEW YORK,
                                              (as successor in
                                              interest to the
                                              corporate trust
                                              administration of
                                              Harris Trust and
                                              Savings Bank), as
                                              Trustee

                                              By /s/ Courtney Bartholomew
                                                 ------------------------
                                              Title: Vice President


                                              THE BANK OF NEW YORK, as
                                              Series 2001-2 Agent

                                              By /s/ Courtney Bartholomew
                                                 ------------------------
                                              Title: Vice President

                                                               EXHIBIT A
                                                                  to
                                                        SERIES 2001-2 SUPPLEMENT


  FORM OF RESTRICTED GLOBAL [CLASS A-1] [CLASS A-2] [CLASS A-3][CLASS A-4] NOTE

                  REGISTERED                                        $125,000,000
                  No. R-_____

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                CUSIP (CINS) NO. _______________

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

            EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.9 OF THE BASE INDENTURE, THIS [CLASS A-1] [CLASS A-2] [CLASS A-3][CLASS A-4] Note MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS [CLASS A-1] [CLASS A-2] [CLASS A-3][CLASS A-4] NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO AESOP FUNDING II L.L.C. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY [CLASS A-1] [CLASS A-2] [CLASS A-3][CLASS A-4] NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED

REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            THE PRINCIPAL OF THIS [CLASS A-1] [CLASS A-2] [CLASS A-3][CLASS A-4]
NOTE IS PAYABLE IN INSTALLMENTS AND SUBJECT TO INCREASES AND OPTIONAL REDEMPTIONS AS SET FORTH HEREIN AND IN THE INDENTURE. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS [CLASS A-1] [CLASS A-2] [CLASS A-3][CLASS A-4] NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                             AESOP FUNDING II L.L.C.

                   RENTAL CAR ASSET BACKED AUCTION RATE NOTES

            AESOP FUNDING II L.L.C., a Delaware limited liability company (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of ONE HUNDRED TWENTY-FIVE MILLION DOLLARS, or, if less, the aggregate unpaid principal amount shown on the schedule attached hereto (and any continuation thereof), which amount shall be payable in the amounts and at the times set forth in the Indenture, PROVIDED, HOWEVER, that the entire unpaid principal amount of this [Class A-1] [Class A-2] [Class A-3][Class A-4] Note shall be due on the [Class A-1] [Class A-2] [Class A-3][Class A-4] Final Distribution Date. However, principal with respect to the [Class A-1] [Class A-2] [Class A-3][Class A-4] Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this [Class A-1] [Class A-2] [Class A-3][Class A-4] Note at the [Class A-1] [Class A-2] [Class A-3][Class A-4] Note Rate. Such interest shall be payable on each Distribution Date with respect to the [Class A-1] [Class A-2] [Class A-3] [Class A-4] Notes until the principal of this [Class A-1] [Class A-2] [Class A-3][Class A-4] Note is paid or made available for payment. Interest on this [Class A-1] [Class A-2] [Class A-3][Class A-4] Note will accrue at the [Class A-1] [Class A-2] [Class A-3] [Class A-4] Note Rate for each Auction Rate Period for the [Class A-1] [Class A-2] [Class A-3] [Class A-4] Notes. Interest with respect to the [Class A-1] [Class A-2] [Class A-3][Class A-4] Note will be calculated in the manner provided in the Indenture. The principal amount of this [Class A-1] [Class A-2] [Class A-3][Class A-4] Note is subject to Increases on no less than six Business Days written notice on any Principal Distribution Date with respect to the [Class A-1] [Class A-2] [Class A-3] [Class A-4] Notes during the Series 2001-2 Revolving Period. This [Class A-1] [Class A-2] [Class A-3] [Class A-4] Note is subject to optional redemption on any Principal Distribution Date with respect to the [Class A-1] [Class A-2] [Class A-3] [Class A-4] Notes on 6 Business Days' written notice, and accordingly, such principal amount is subject to redemption at any time. Such principal of and interest on this [Class A-1]

[Class A-2] [Class A-3][Class A-4] Note shall be paid in the manner specified on the reverse hereof.

            The principal of and interest on this [Class A-1] [Class A-2] [Class A-3][Class A-4] Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this [Class A-1] [Class A-2] [Class A-3][Class A-4] Note shall be applied first to interest due and payable on this [Class A-1] [Class A-2] [Class A-3][Class A-4] Note as provided above and then to the unpaid principal of this [Class A-1] [Class A-2] [Class A-3][Class A-4] Note. This [Class A-1] [Class A-2] [Class A-3][Class A-4] Note does not represent an interest in, or an obligation of Original AESOP, AESOP Leasing, AESOP Leasing II, AFC-II, AGH, ARAC or any affiliate of Original AESOP, AESOP Leasing, AESOP Leasing II, AFC-II, AGH, ARAC other than the Company.

            Interests in this Note may be exchangeable in whole or in part for duly executed and issued definitive registered Notes if so provided in Article 2 of the Base Indenture, with the applicable legends as marked therein, subject to the provisions of the Base Indenture.

            Reference is made to the further provisions of this [Class A-1] [Class A-2] [Class A-3][Class A-4] Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this [Class A-1] [Class A-2] [Class A-3][Class A-4] Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this [Class A-1] [Class A-2] [Class A-3][Class A-4] Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of AESOP Leasing, AESOP Leasing II, ARAC and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at:
The Bank of New York, 101 Barclay Street, 12th Floor, New York, New York 10286. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

            Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this [Class A-1] [Class A-2] [Class A-3][Class A-4] Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

                  Date:_________

                                     AESOP FUNDING II L.L.C.

                                     By
                                       --------------------------------
                                       Name:
                                       Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the [Class A-1] [Class A-2] [Class A-3][Class A-4] Notes issued under the within-mentioned Indenture.

                                      The Bank of New York, as Trustee

                                      By
                                        --------------------------------
                                        Authorized Signatory

        [REVERSE OF [CLASS A-1] [CLASS A-2] [CLASS A-3][CLASS A-4] NOTE]

            This [Class A-1] [Class A-2] [Class A-3][Class A-4] Note is one of a duly authorized issue of [Class A-1] [Class A-2] [Class A-3][Class A-4] Notes of the Company, designated as its Rental Car Asset Backed Auction Rate Notes (herein called the "Series 2001-2-Notes"), all issued under (i) an Amended and Restated Base Indenture dated as of July 30, 1997 (such Base Indenture, as amended, supplemented or modified, is herein called the "Base Indenture"), between the Company and The Bank of New York, as successor in interest to the corporate trust administration of Harris Trust and Savings Bank, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 2001-2 Supplement dated as of May [ ], 2001 (the "Series 2001-2 Supplement") among the Company, the Trustee and The Bank of New York, as Series 2001-2 Agent. The Base Indenture and the Series 2001-2 Supplement are referred to herein as the "Indenture" The [Class A-1] [Class A-2] [Class A-3][Class A-4] Notes are subject to all terms of the Indenture. All terms used in this [Class A-1] [Class A-2] [Class A-3][Class A-4] Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

            The [Class A-1] [Class A-2] [Class A-3][Class A-4] Notes are and will be equally and ratably secured by the Series 2001-2 Collateral pledged as security therefor as provided in the Indenture.

            Principal of the [Class A-1] [Class A-2] [Class A-3][Class A-4] Notes will be payable on each Distribution Date specified in and in the amounts described in the Indenture. Commencing on the Initial Rapid Principal Determination Date, and on each subsequent Determination Date thereafter, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Administration Agreement (i) as to the amount allocated to the Series 2001-2 Notes of each Class during the Related Month, (ii) as to any amounts to be withdrawn from the Series 2001-2 Reserve Account and deposited into the Series 2001-2 Distribution Account, and (iii) as to the amount of any demand on the Policy in accordance with the terms thereof, in the case of clauses (ii) and (iii) during the period from and including the Program Distribution Date immediately preceding such Determination Date to but excluding the next succeeding Program Distribution Date. On the first Principal Distribution Date with respect to the Series 2001-2 Notes of each Class occurring on or after each First Potential Series 2001-2 Redemption Date, commencing with the First Potential Series 2001-2 Redemption Date occurring in the month in which the Initial Rapid Principal Determination Date occurs, the Trustee shall withdraw the amount allocated to the Series 2001-2 Notes of such Class during the Series 2001-2 Related Month with respect to such Principal Distribution Date, from the Series 2001-2 Collection Account and deposit such amount in the Series 2001-2 Distribution Account, to be applied to redeem Series 2001-2 Notes of such Class. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 2001-2 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal of the [Class A-1] [Class A-2] [Class A-3][Class A-4] Notes may be paid earlier, as described in the Indenture. All principal payments on the [Class A-1] [Class A-2] [Class A-3][Class A-4] Notes shall be made PRO RATA to the Noteholders entitled thereto.

            Payments of interest on this [Class A-1] [Class A-2] [Class A-3][Class A-4] Note due and payable on each Distribution Date, together with the installment of principal then due, if any, and any payments of principal made on any Business Day in respect of Decreases, to the extent not in full payment of this [Class A-1] [Class A-2] [Class A-3][Class A-4] Note, shall be made by wire transfer for credit to the account designated by the Holder of record of this [Class A-1] [Class A-2] [Class A-3][Class A-4] Note (or one or more predecessor [Class A-1] [Class A-2] [Class A-3][Class A-4] Notes) on the Note Register as of the close of business on each Record Date, except that with respect to [Class A-1] [Class A-2] [Class A-3][Class A-4] Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Any reduction in the principal amount of this [Class A-1] [Class A-2] [Class A-3][Class A-4] Note (or any one or more predecessor [Class A-1] [Class A-2] [Class A-3][Class A-4] Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this [Class A-1] [Class A-2] [Class A-3][Class A-4] Note and of any [Class A-1] [Class A-2] [Class A-3][Class A-4] Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon.

            Interest on the [Class A-1] [Class A-2] [Class A-3] [Class A-4] Notes will be payable on the Distribution Date related to [Class A-1] [Class A-2] [Class A-3] [Class A-4] Notes. The Distribution Dates for the [Class A-1] [Class A-2] [Class A-3] [Class A-4] Notes will generally be the day following the last day of each Auction Rate Period, in the case of an Auction Rate Period of 35 days, and every 35 days and on the day following the last day each Auction Rate Period therefore, in the case of an Auction Rate Period of more than 35 days.

            The per annum rate of interest on the [Class A-1] [Class A-2] [Class A-3] [Class A-4] Notes for each Interest Period, subject to certain limitations, will equal the rate determined from time to time at an Auction conducted pursuant to the Auction Procedures described in Annex II to the Series 2001-2 Offering Circular. Auctions are expected to occur every 35 days with respect to [Class A-1] [Class A-2] [Class A-3] [Class A-4] Notes but, as further described herein, such Auctions may occur less frequently. Interest with respect to the [Class A-1] [Class A-2] [Class A-3] [Class A-4] Notes will be calculated on the basis of a 360-day year and the actual number of days elapsed during the respective Interest Period.

            The Company shall pay interest on overdue installments of interest at the [Class A-1] [Class A-2] [Class A-3] [Class A-4] Note Rate to the extent lawful.

            The Company, at its option, may redeem the [Class A-1] [Class A-2] [Class A-3] [Class A-4] Notes, as a whole at any time, or in part from time to time during the Series 2001-2 Revolving Period, in each case on any Principal Distribution Date for the [Class A-1] [Class A-2] [Class A-3] [Class A-4] Notes, with funds deposited in the Series 2001-2 Distribution Account, at 100% of the principal amount thereof, together with interest accrued and unpaid thereon to the date fixed for redemption; PROVIDED, HOWEVER, that the Issuer will only be permitted to redeem the [Class A-1] [Class A-2] [Class A-3] [Class A-4] Notes, if after giving effect to such redemption either (i) the [Class A-1] [Class A-2] [Class A-3] [Class A-4] Notes shall have been redeemed in full or (ii) the aggregate principal amount of the [Class A-1] [Class A-2] [Class A-3] [Class A-4] Notes would equal or exceed $5,000,000; PROVIDED further that, in the event the Company shall at any time optionally redeem the [Class A-1] [Class A-2] [Class A-3] [Class A-4] Notes in full, such redemption shall be permanent, and at no time following such optional redemption in full may the Company issue additional [Class A-1] [Class A-2] [Class A-3] [Class A-4] Notes. The amount of any such redemption of [Class A-1] [Class A-2] [Class A-3] [Class A-4] Notes must be in minimum denominations of $50,000 and integral multiples of $50,000 in excess thereof, and shall not exceed the amount on deposit in the Series 2001-2 Excess Collection Account.

            As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this [Class A-1] [Class A-2] [Class A-3][Class A-4] Note may be registered on the Note Register upon surrender of this [Class A-1] [Class A-2] [Class A-3][Class A-4] Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "Eligible Guarantor Institution" (as defined in Rule 17Ad-15 under the Exchange Act), and such other documents as the Trustee may reasonably require, and thereupon one or more new [Class A-1] [Class A-2] [Class A-3][Class A-4] Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this [Class A-1] [Class A-2] [Class A-3][Class A-4] Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

            Each Noteholder or Note Owner by acceptance of a [Class A-1] [Class A-2] [Class A-3][Class A-4] Note or, in the case of a Note Owner, a beneficial interest in a [Class A-1] [Class A-2] [Class A-3][Class A-4] Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, AESOP Leasing, AESOP Leasing II, ARAC or the Trustee on the [Class A-1] [Class A-2] [Class A-3][Class A-4] Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee, AESOP Leasing, AESOP Leasing II or ARAC in its individual capacity, (ii) any owner of a beneficial interest in the Company or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee, AESOP Leasing, AESOP Leasing II or ARAC in its individual capacity, any holder of a beneficial interest in the Company, AESOP Leasing, AESOP Leasing II, ARAC or the Trustee or of any successor or assign of the Trustee, AESOP

Leasing, AESOP Leasing II or ARAC in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; PROVIDED, HOWEVER, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this [Class A-1] [Class A-2] [Class A-3][Class A-4] Note, subject to Section 13.18 of the Base Indenture.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

            Prior to the due presentment for registration of transfer of this [Class A-1] [Class A-2] [Class A-3][Class A-4] Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this [Class A-1] [Class A-2] [Class A-3][Class A-4] Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this [Class A-1] [Class A-2] [Class A-3][Class A-4] Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

            It is the intent of the Company, each Noteholder and each Note Owner that, for Federal, state and local income and franchise tax purposes only, the [Class A-1] [Class A-2] [Class A-3][Class A-4] Notes will evidence indebtedness of the Company secured by the Series 2001-2 Collateral. Each Noteholder and each Note Owner, by the acceptance of this [Class A-1] [Class A-2] [Class A-3][Class A-4] Note, agrees to treat this [Class A-1] [Class A-2] [Class A-3][Class A-4] Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the [Class A-1] [Class A-2] [Class A-3][Class A-4] Notes under the Indenture at any time by the Company with the consent of the Holders of [Class A-1] [Class A-2] [Class A-3][Class A-4] Notes representing more than 50% in principal amount of the aggregate outstanding amount of the [Class A-1] [Class A-2] [Class A-3][Class A-4] Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of [Class A-1] [Class A-2] [Class A-3][Class A-4] Notes representing specified percentages of the aggregate outstanding amount of the Series [Class A-1] [Class A-2] [Class A-3][Class A-4] Notes, on behalf of the Holders of all the [Class A-1] [Class A-2] [Class A-3][Class A-4] Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this [Class A-1] [Class A-2] [Class A-3][Class A-4] Note (or any one of more predecessor [Class A-1] [Class A-2] [Class A-3][Class A-4] Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this [Class A-1] [Class A-2] [Class A-3][Class A-4] Note and of any [Class A-1] [Class A-2] [Class A-3][Class A-4] Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this [Class A-1] [Class A-2] [Class A-3][Class A-4] Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the [Class A-1] [Class A-2] [Class A-3][Class A-4] Notes issued thereunder.

            Except for any period during which a Surety Provider Default is continuing, the Surety Provider shall be deemed to be the sole [Class A-1] [Class A-2] [Class A-3][Class A-4] Note Owner for the purposes of giving any consents, approvals, instructions, directions, declarations and/or notices pursuant to the Indenture and the other Related Documents.

            The term "Company" as used in this [Class A-1] [Class A-2] [Class A-3][Class A-4] Note includes any successor to the Company under the Indenture.

            The [Class A-1] [Class A-2] [Class A-3][Class A-4] Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

            This [Class A-1] [Class A-2] [Class A-3][Class A-4] Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

            No reference herein to the Indenture and no provision of this [Class A-1] [Class A-2] [Class A-3][Class A-4] Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this [Class A-1] [Class A-2] [Class A-3][Class A-4] Note at the times, place, and rate, and in the coin or currency herein prescribed.

            Interests in this Restricted Global Note may be exchanged for Definitive Notes, subject to the provisions of the Indenture.

                             INCREASES AND DECREASES

=================================================================================================================

             UNPAID                                                CLASS
             PRINCIPAL                                             A-[1][2][3]    INTEREST PERIOD  NOTATION
DATE         AMOUNT        INCREASE      DECREASE      TOTAL       [4] NOTE RATE  (IF APPLICABLE)  MADE BY
=================================================================================================================
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
=================================================================================================================

                                   ASSIGNMENT

            Social Security or taxpayer I.D. or other identifying number of assignee
            _______________________________

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


________________________________________________________________________________
                         (name and address of assignee)

                  the within [Class A-1] [Class A-2] [Class A-3][Class A-4] Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________________, attorney, to transfer said [Class A-1] [Class A-2]
[Class A-3][Class A-4] Note on the books kept for registration thereof, with full power of substitution in the premises.

                  Dated: ____________
                                            By                               (1)
                                              ---------------------------------

                                            Signature Guaranteed:


                                            ---------------------------------

                                            ---------------------------------


----------
(1) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

                                                              EXHIBIT B
                                                                  to
                                                       SERIES 2001-2 SUPPLEMENT

                                   [RESERVED]

                             AESOP FUNDING II L.L.C.
                  SERIES 2001-2 ASSET BACKED AUCTION RATE NOTES

                                   CLASS ____

    NOTICE OF PROPOSAL OF DESIGNATION OF A SUCCEEDING SUBSEQUENT AUCTION RATE
                    PERIOD AS A SPECIAL AUCTION RATE PERIOD

To:   Trustee
      Auction Agent

From: AFC-II

1. We desire to exercise our option to designate a succeeding Subsequent Auction Rate Period with respect to the Series 2001-2 Notes of Class [ ] as a Special Auction Rate Period.

2. We designate the Special Auction Rate Period to begin on [ ] and end on [ ].

3. By 11:00 a.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Auction Rate Period (or by such later time or date, or both, as may be agreed to by the Auction Agent), we will notify the Auction Agent of either (x) our determination, to exercise such option, in which case, we shall specify the Special Auction Rate Period designated, or (y) our determination not to exercise such option.



                                 --------------------------------------------
                                 AESOP Funding II L.L.C.

                                 By:
                                    -----------------------------------------
                                 Printed Name:
                                              -------------------------------
                                 Title:
                                       --------------------------------------

                                   EXHIBIT C-1

                                                                              to
                                                        Series 2001-2 Supplement

                             AESOP FUNDING II L.L.C.
                  SERIES 2001-2 ASSET BACKED AUCTION RATE NOTES

                                   CLASS ____

    NOTICE OF DESIGNATION OF A SUCCEEDING SUBSEQUENT AUCTION RATE PERIOD AS A
                          SPECIAL AUCTION RATE PERIOD

To:   Trustee
      Auction Agent

From: AFC-II

1. We have determined to designate the next succeeding Auction Rate Period for the Series 2001-2 Notes of Class [ ] as a Special Auction Rate Period.

2. We designate the Special Auction Rate Period to begin on [ ] and end on [ ].

3. The Auction Date immediately prior to the first day of such Special Auction Rate Period is [ ].

4. Such Special Auction Rate Period shall not commence if (x) an Auction shall not be held on such Auction Date for any reason or (y) an Auction shall be held on such Auction Date but Sufficient Bids shall not exist in such Auction.

4. The Distribution Date(s) with respect to the Series 2001-2 Notes of Class [ ] during such Special Auction Rate Period is [].

                                --------------------------------------------
                                AESOP Funding II L.L.C.

                                By:
                                   -----------------------------------------
                                Printed Name:
                                             -------------------------------
                                Title:
                                      --------------------------------------

                                   EXHIBIT C-1

                                                                              to
                                                        Series 2001-2 Supplement

                             AESOP FUNDING II L.L.C.
                  SERIES 2001-2 ASSET BACKED AUCTION RATE NOTES

                                   CLASS ____

  NOTICE OF INTENT NOT TO DESIGNATE A SUCCEEDING SUBSEQUENT AUCTION RATE PERIOD
                        AS A SPECIAL AUCTION RATE PERIOD

            To:   Trustee
      Auction Agent

            From: AFC-II

1. We have determined not to exercise our option to designate a Special Auction Rate Period and that the next succeeding Auction Rate Period for the Series 2001-2 Notes of Class [ ] shall be a Standard Auction Rate Period for the Series 2001-2 Notes of such Class.


                        ---------------------------------------------
                        AESOP Funding II L.L.C.

                        By:
                           -----------------------------------------
                        Printed Name:
                                     -------------------------------
                        Title:
                              --------------------------------------


                                      B-2